--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND
--------------------------------------------------------------------------------

        PREMIER SELECTIONS SERIES  |  ANNUAL REPORT  |  APRIL 30, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO] [PHOTO]            [GRAPHIC] Premier Selections Series
                           Annual Report . April 30, 2002
                           SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

      ALAN J. BLAKE

      Alan Blake has more than 25 years of experience and has managed the Fund since its inception in 1999.

      Education: BS from Lehigh University, MS from the State University of New York.

      GIRI BOGAVELLI, CFA

      Giri Bogavelli, CFA, has more than 13 years of securities business experience.

      Education: B.A. from St. Stephen's College, Delhi, India, MA from Columbia University.

      STEVEN CRAIGE, CFA

      Steven Craige, CFA, has more than 17 years of securities business experience.

      Education: B.A. from the University of Vermont.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in approximately 40 large, established companies that the portfolio managers believe offer the potential for superior long-term growth.

      FUND FACTS

      FUND INCEPTION
      -----------------
      August 31, 1999

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      55 Years

                     CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SPSAX   SPSBX   SPSLX
--------------------------------------------
INCEPTION            8/31/99 8/31/99 8/31/99
--------------------------------------------

Average Annual Total Returns as of April 30, 2002*


                               Without Sales Charges/(1)/
                               Class A  Class B   Class L
----------------------------------------------------------
One-Year                       (13.96)% (14.69)%  (14.69)%
----------------------------------------------------------
Since Inception+                (5.99)   (6.73)    (6.73)
----------------------------------------------------------

                                 With Sales Charges/(2)/
                               Class A  Class B  Class L
----------------------------------------------------------
One-Year                       (18.24)% (18.96)%  (16.38)%
----------------------------------------------------------
Since Inception+                (7.78)   (7.78)    (7.10)
----------------------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception date for Class A, B and L shares is August 31, 1999.


What's Inside
Your Investment in the Smith Barney
  Premier Selections Large Cap Fund.........................................1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................5
Historical Performance......................................................6
Growth of $10,000...........................................................8
Schedule of Investments.....................................................9
Statement of Assets and Liabilities........................................11
Statement of Operations....................................................12
Statements of Changes in Net Assets........................................13
Notes to Financial Statements..............................................14
Financial Highlights.......................................................18
Independent Auditors' Report ..............................................20
Additional Information.....................................................21

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

------------------------------------------------------------------------------
 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
------------------------------------------------------------------------------

     YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

Portfolio manager Alan Blake focuses on identifying high-quality, large-company growth stocks and portfolio managers Giri Bogavelli and Steven Craige focus on selecting established companies with compelling valuations. The result: a portfolio of 40 of their best stock ideas. Your investment in the Smith Barney Premier Selections Large Cap Fund ("Portfolio") represents an opportunity for you, the serious investor, to invest in what we believe are dynamic, large-cap growth and value companies -- many of which may be as dominant globally as they are domestically.

[GRAPHIC] Targeting Quality Companies
          Alan, Giri and Steven seek to identify large capitalization companies that they believe offer the strongest potential for substantial, long-term capital appreciation. They focus on the "best ideas" from their experienced growth and value teams, and manage them as a concentrated portfolio.

[GRAPHIC] Demonstrated Leadership in Both Growth and Value Disciplines
          Your investment in the Portfolio offers you the opportunity to participate in some of the major companies across the large capitalization spectrum: growth stocks -- companies that have exhibited faster-than-
          average gains in earnings -- and value stocks -- companies that are deemed to be undervalued by the market or out of favor with investors. Historically, the stock market has favored growth and value investment approaches at different times. An investment approach combining growth and value investment styles can be a prudent way to expand your large-cap stock opportunities over time.

[GRAPHIC] The "Best of the Best" -- the Premier Selections Series
          The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing our best investment ideas, managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith
          Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

          Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.
          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


   1 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Premier Selections Large Cap Fund ("Portfolio") for the year ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended April 30, 2002, the Portfolio's Class A shares, without sales charges, returned negative 13.96%. In comparison, the Russell 1000 Index/1/ returned negative 11.98% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio's investment strategy is to combine two complementary, but different, investment styles (value/2/ and growth/3/), and to invest in what we believe to be the most attractive stocks within the two disciplines. Our value discipline seeks to identify companies whose stock prices do not currently reflect the underlying value of corporate assets or earnings potential. Factors such as price-to-earnings ("P/E")/4/ and price-to-sales/5/ ratios, among others, are used to target stocks selling at a discount to their intrinsic value. Our growth discipline seeks to identify companies that anticipate accelerated earnings growth rates.

The Portfolio invests in well-established, large-capitalization companies, many of which are dominant globally as well as in the U.S. The Portfolio seeks to build a portfolio based on our best stock-picking ideas -- companies that we believe offer superior total return potential over time. Within the large-cap universe, we look for world-class companies that possess industry dominance, that drive innovation and that offer top products and services. We believe our investment process enables our shareholders to participate in a concentrated portfolio of quality, large-capitalization growth and value companies.

In the growth portion of the Portfolio, we emphasize individual security selection. We specifically seek to identify a core group of large-capitalization growth stocks that share a number of characteristics, including: strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and high returns on equity); an ability to deliver world-class products or services to the global marketplace; dominance within growth industries for which there are high barriers to entry; and strong managements. We believe that companies like these can deliver the earnings growth and strong cash flows that, over time, will be reflected in stock prices.

In the value portion of the Portfolio, we search for what we believe to be undervalued stocks of established, well recognized but temporarily out-of-favor companies. We specifically consider companies with strong future earnings prospects and durable competitive advantages within their respective markets. We also seek companies that demonstrate a consistent ability to return capital to shareholders, and that take strategic initiatives to make improvements in the value of their businesses. As part of this process, we conduct extensive quantitative screening and bottom-up/6/ fundamental research. Of the 1000 largest U.S. companies, we consider only securities that meet our strict liquidity requirements and that have greater-than-average dividend yields and/or three-year average free cash flow yields.

--------
1The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
3Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
4The P/E ratio is the price of a stock divided by its earnings per share.
5The price-to-sales ratio is the price of a stock divided by its revenues per share.
6Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


   2 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

Please note that investing in a non-diversified portfolio such as the Smith Barney Premier Selections Large Cap Fund that may invest in the securities of only 40 companies may entail a greater degree of risk than is normally associated with more widely diversified funds.

Portfolio Overview - Large Cap Value
The U.S. Federal Reserve Board's ("Fed's") aggressive monetary policy coupled with fiscal stimulus in the form of tax cuts and government spending has begun to breathe life into the economy. Although unemployment reached a cycle high of 5.8% in December, low borrowing rates and strength in housing prices has managed to keep consumer confidence strong. During the fourth quarter of 2001, historically low interest rates resulted in increased mortgage refinancing and robust new home sales. The currently steep yield curve coupled with a low yield on the ten-year note has resulted in increased mortgage refinancing and strong housing starts and home sales. These factors help contribute to positive earnings growth for traditional mortgage bankers as well as for consumer lenders. The possibility of an economic turnaround also bodes well for sub-prime lenders, as high-risk credits become more stable during times of economic resilience. Over the last six months we have maintained a heavy weighting in the financial sector, which outpaced returns of the Standard & Poor's 500 Index ("S&P 500")/7/.

As of last fall, we were overweight in the oil and energy sectors. Increases in oil prices from January lows of approximately $18.00 per barrel to current highs in the $28.00 to $29.00 range has given us the chance to trim our exposure to traditional integrated oil companies at an opportune time in the cycle. To that end we sold our position in Exxon Mobil.

Corporations absorbed the brunt of this past year's recession, resulting in reduced inventories and decreased capital expenditures. During the first quarter of 2002, inflation concerns put pressure on interest rates. Investors' sensitivity to inflation increased as major commodity indexes spiked, primarily due to increases in oil pricing. However, in our view, low levels of capacity utilization should serve to quell investors' fears concerning inflation, as an uptick in demand will most likely be met with increases in production. At this point scarcity is not the issue. In our opinion historically low interest rates and depressed inventory levels should eventually lead to an increase in capital expenditures.

In order to position the portfolio for the expected economic rebound, we purchased Electronic Data Systems. EDS' Information Solutions business line includes network and Internet operations, data and applications management and field services. Information Solutions is the largest revenue producing business group for the company. The company's current backlog of unearned revenue stands at approximately $80 billion, or four times current revenue. EDS' continued success -- increasing margins coupled with lower interest expense -- has contributed to better than expected earnings per share. Historically, the company has traded with a much loftier earnings multiple. In our opinion, Electronic Data Systems' strong base of recurring revenue, initiatives to expand relationships with existing customers and a record pipeline of business provide good reason for adding the company to our portfolio. EDS' shares are trading at approximately 18 times this year's consensus expected earnings and at a discount to our estimate of the fair value of the business.

Portfolio Overview - Large Cap Growth
The market did not perform as well as many expected in the first quarter of 2002 as many investors shied away from stocks because of mixed economic signals, disappointing corporate earnings and concerns about accounting issues and developments in the Middle East. However, we feel the market has overcome these negative factors and is poised to rebound further from the lows made September 21 which, in our opinion, will serve as benchmark lows, equivalent to those made after the market crashes in 1962, 1974 and 1987. Moreover, we feel the stock market will benefit from a backdrop of low interest rates, ample liquidity and an economic recovery. This is an interesting combination that has, in our experience, been a precursor to very good markets.

--------
7The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


   3 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

It has also been our experience that no bull market repeats the previous bull market, which leads us to believe technology stocks will not provide leadership in this cycle. However, we see selective opportunity in the technology sector especially in high quality companies such as Intel Corp. and Dell Computer Corp. Overall, we would not be surprised to see market leadership provided by financial services and consumer stocks. As global economic growth recovers and we experience wealth creation again worldwide, we think it can play right into the hands of those two areas.

We feel this is a time to look forward and that the bear market of 2000/2001 is over. However, we will retain a selective investment approach. We continue to favor those companies that we feel are industry leaders with long operating histories, secure managements and great balance sheets.

Market and Portfolio Outlook
Equity market volatility has picked up markedly since 1995 and has remained high ever since. Initially, this was a result of falling risk premiums associated with equity investments during an economic boom. However, equally as important as a contributor to increased volatility is the fact that we all now receive information around the world at literally "the speed of light" through fiber optic cables. Hence, many more people than ever before react at the same time to the same news. Most recently volatility has been related to uncertainty over the economy, variation in corporate profits, accounting debacles, and terrorism. This increased volatility in U.S. markets has given us the opportunity to invest in a number of strong businesses at what we believe are attractive valuations. Through patience and scrutiny over the period we believe we have positioned the Portfolio to perform well in an environment that we think will be characterized by economic recovery. With interest rates having dropped to 40 and 50 year lows, stable consumer confidence, and the possibility of surging inventories, we are optimistic for the Portfolio heading into the rest of 2002.

Thank you for your investment in the Smith Barney Premier Selections Large Cap Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon         /s/ Alan J. Blake
Chairman                      Vice President and
                              Investment Officer

/s/ Giri Bogavelli            /s/ Steve Craige
Vice President and            Vice President and
Investment Officer            Investment Officer

May 28, 2002


The information provided in this letter represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 and 10 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2002 and is subject to change.


   4 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

    SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Berkshire Hathaway Inc., Class A Shares........................... 4.2%
 2. The Coca-Cola Co.................................................. 4.0
 3. Diamond Offshore Drilling, Inc.................................... 3.7
 4. El Paso Corp...................................................... 3.7
 5. The Walt Disney Co................................................ 3.5
 6. The Home Depot, Inc............................................... 3.2
 7. Merrill Lynch & Co., Inc.......................................... 3.2
 8. American International Group, Inc................................. 3.2
 9. The Gillette Co................................................... 3.2
10. Intel Corp........................................................ 3.1

                           INDUSTRY DIVERSIFICATION*+

                                    [CHART]

Beverage                               4.0%
Consumer Products                      5.6%
Entertainment and Leisure              8.0%
Financial Services                    11.7%
Healthcare/Drugs/Hospital Supplies     9.5%
Insurance                             12.6%
Oil and Gas                           10.3%
Retail                                 6.2%
Technology                            11.2%
Telecommunications                     6.6%
Other                                 14.3%


                            INVESTMENT BREAKDOWN*++

                                    [CHART]

Common Stock  100.0%

* All information is as of April 30, 2002. Please note that the Portfolio's holdings and their weightings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.



   5 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions   Returns/(1)+/
-------------------------------------------------------------------------------
4/30/02                $11.10   $ 9.55    $0.00       $0.00         (13.96)%
-------------------------------------------------------------------------------
4/30/01                 12.34    11.10     0.00        0.15          (8.93)
-------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40    12.34     0.00        0.00           8.25++
-------------------------------------------------------------------------------
Total                                     $0.00       $0.15
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions   Returns/(1)+/
-------------------------------------------------------------------------------
4/30/02                $10.96   $ 9.35    $0.00       $0.00         (14.69)%
-------------------------------------------------------------------------------
4/30/01                 12.28    10.96     0.00        0.15          (9.63)
-------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40    12.28     0.00        0.00           7.72++
-------------------------------------------------------------------------------
Total                                     $0.00       $0.15
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions   Returns/(1)+/
-------------------------------------------------------------------------------
4/30/02                $10.96   $ 9.35    $0.00       $0.00         (14.69)%
-------------------------------------------------------------------------------
4/30/01                 12.28    10.96     0.00        0.15          (9.63)
-------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40    12.28     0.00        0.00           7.72++
-------------------------------------------------------------------------------
Total                                     $0.00       $0.15
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


   6 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                                     Without Sales Charges/(1)/
                                                   --------------------------
                                                   Class A    Class B  Class L
-------------------------------------------------------------------------------
Year Ended 4/30/02                                 (13.96)%   (14.69)% (14.69)%
-------------------------------------------------------------------------------
Inception* through 4/30/02                          (5.99)     (6.73)   (6.73)
-------------------------------------------------------------------------------
                                                     With Sales Charges/(2)/
                                                   --------------------------
                                                   Class A    Class B  Class L
-------------------------------------------------------------------------------
Year Ended 4/30/02                                 (18.24)%   (18.96)% (16.38)%
-------------------------------------------------------------------------------
Inception* through 4/30/02                          (7.78)     (7.78)   (7.10)
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                   Without Sales Charges/(1)/
-----------------------------------------------------------------------------
Class A (Inception* through 4/30/02)                        (15.18)%
-----------------------------------------------------------------------------
Class B (Inception* through 4/30/02)                        (16.95)
-----------------------------------------------------------------------------
Class L (Inception* through 4/30/02)                        (16.95)
-----------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *Inception date for Class A, B and L shares is August 31, 1999.
 +The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.


   7 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Large Cap Fund vs. Russell 1000 Index+
--------------------------------------------------------------------------------
                           August 1999 -- April 2002


                                             [CHART]

              Smith Barney Premier  Smith Barney Premier   Smith Barney Premier
               Selections Large      Selections Large       Selections Large
                    Cap Fund -            Cap Fund -             Cap Fund -
                 Class A Shares        Class B Shares         Class L Shares     Russell 1000 Index

8/31/99             $ 9,500               $10,000               $ 9,896               $10,000
10/99                 9,425                 9,904                 9,800                10,379
4/00                 10,283                10,772                10,660                11,388
10/00                10,300                10,746                10,634                11,319
4/01                  9,365                 9,735                 9,634                 9,773
10/01                 8,133                 8,420                 8,333                 8,322
4/30/02               8,057                 8,059                 8,218                 8,602


+Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Russell 1000 Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. This Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   8 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                             APRIL 30, 2002


                   SHARES                                  SECURITY                     VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
Aluminum -- 1.5%
                                   188,000 Alcoa Inc.                               $   6,397,640
-------------------------------------------------------------------------------------------------
Beverage -- 4.0%
                                   304,200 The Coca-Cola Co.                           16,886,142
-------------------------------------------------------------------------------------------------
Chemical -- 2.5%
                                   337,600 The Dow Chemical Co.                        10,735,680
-------------------------------------------------------------------------------------------------
Computer Software -- 3.7%
                                   153,700 Microsoft Corp.*                             8,032,362
                                   935,000 Sun Microsystems, Inc.*                      7,648,300
-------------------------------------------------------------------------------------------------
                                                                                       15,680,662
-------------------------------------------------------------------------------------------------
Consumer Products -- 5.6%
                                   382,800 The Gillette Co.                            13,581,744
                                   185,100 Wm. Wrigley Jr. Co.                         10,180,500
-------------------------------------------------------------------------------------------------
                                                                                       23,762,244
-------------------------------------------------------------------------------------------------
Diversified/Conglomerate -- 3.9%
                                   393,500 General Electric Co.                        12,414,925
                                   217,200 Tyco International Ltd.                      4,007,340
-------------------------------------------------------------------------------------------------
                                                                                       16,422,265
-------------------------------------------------------------------------------------------------
Entertainment and Leisure -- 8.0%
                                   406,500 AOL Time Warner Inc.*                        7,731,630
                                   350,000 Carnival Corp.                              11,658,500
                                   638,900 The Walt Disney Co.                         14,809,702
-------------------------------------------------------------------------------------------------
                                                                                       34,199,832
-------------------------------------------------------------------------------------------------
Financial Services -- 11.7%
                                   300,000 American Express Co.                        12,303,000
                                   180,000 Freddie Mac                                 11,763,000
                                   345,000 J.P. Morgan Chase & Co.                     12,109,500
                                   325,100 Merrill Lynch & Co., Inc.                   13,634,694
-------------------------------------------------------------------------------------------------
                                                                                       49,810,194
-------------------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 9.5%
                                   289,600 Bristol-Myers Squibb Co.                     8,340,480
                                   154,100 Eli Lilly & Co.                             10,178,305
                                   175,800 Merck & Co., Inc.                            9,552,972
                                   343,400 Pfizer Inc.                                 12,482,590
-------------------------------------------------------------------------------------------------
                                                                                       40,554,347
-------------------------------------------------------------------------------------------------
Insurance -- 12.6%
                                   196,500 American International Group, Inc.          13,582,080
                                       246 Berkshire Hathaway Inc., Class A Shares*    18,068,700
                                   146,600 The Chubb Corp.                             11,244,220
                                   107,000 Marsh & McLennan Cos., Inc.                 10,815,560
-------------------------------------------------------------------------------------------------
                                                                                       53,710,560
-------------------------------------------------------------------------------------------------
Oil and Gas -- 10.3%
                                   511,700 Diamond Offshore Drilling, Inc.             15,924,104
                                   390,000 El Paso Corp.                               15,600,000
                                   645,000 The Williams Cos., Inc.                     12,319,500
-------------------------------------------------------------------------------------------------
                                                                                       43,843,604
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   9 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 APRIL 30, 2002


     SHARES              SECURITY               VALUE
---------------------------------------------------------
Retail -- 6.2%
       133,900 Amazon.com, Inc.              $  2,234,791
       735,000 The Gap, Inc.                   10,370,850
       294,600 The Home Depot, Inc.            13,660,602
---------------------------------------------------------
                                               26,266,243
---------------------------------------------------------
Technology -- 11.2%
       319,600 Cisco Systems, Inc.*             4,682,140
       200,000 Electronic Data Systems Corp.   10,852,000
       468,500 Intel Corp.                     13,403,785
       427,800 Motorola, Inc.                   6,588,120
       394,600 Texas Instruments Inc.          12,204,978
---------------------------------------------------------
                                               47,731,023
---------------------------------------------------------
Telecommunications -- 6.6%
       175,000 ALLTEL Corp.                     8,662,500
       625,500 Comverse Technology, Inc.*       7,524,765
       751,000 Sprint Corp.                    11,903,350
---------------------------------------------------------
                                               28,090,615
---------------------------------------------------------
Tobacco -- 2.7%
       213,000 Philip Morris Cos. Inc.         11,593,590
---------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $506,924,177**)      $425,684,641
---------------------------------------------------------
---------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   10 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                 APRIL 30, 2002

ASSETS:
   Investments, at value (Cost -- $506,924,177)                         $425,684,641
   Receivable for Fund shares sold                                           101,194
   Dividends and interest receivable                                         373,287
   Receivable for securities sold                                         39,940,679
--------------------------------------------------------------------------------------
   Total Assets                                                          466,099,801
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                       35,545,146
   Payable to bank                                                         1,962,986
   Payable for Fund shares purchased                                         338,551
   Management fee payable                                                    296,084
   Distribution fees payable                                                 120,303
   Accrued expenses                                                          238,056
--------------------------------------------------------------------------------------
   Total Liabilities                                                      38,501,126
--------------------------------------------------------------------------------------
Total Net Assets                                                        $427,598,675
--------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                          $     45,507
   Capital paid in excess of par value                                   527,600,981
   Net realized loss from security transactions                          (18,808,277)
   Net unrealized depreciation of investments                            (81,239,536)
--------------------------------------------------------------------------------------
Total Net Assets                                                        $427,598,675
--------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                 9,798,577
--------------------------------------------------------------------------------------
   Class B                                                                20,776,805
--------------------------------------------------------------------------------------
   Class L                                                                14,931,785
--------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                              $9.55
--------------------------------------------------------------------------------------
   Class B *                                                                   $9.35
--------------------------------------------------------------------------------------
   Class L **                                                                  $9.35
--------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $10.05
--------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)           $9.44
--------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


   11 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

                      See Notes to Financial Statements.

 STATEMENT OF OPERATIONS     FOR THE YEAR ENDED APRIL 30, 2002


INVESTMENT INCOME:
   Dividends                                                                    $  7,657,966
   Interest                                                                          162,660
---------------------------------------------------------------------------------------------
   Total Investment Income                                                         7,820,626
---------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                      4,351,720
   Management fee (Note 2)                                                         3,902,037
   Shareholder and system servicing fees                                             684,175
   Registration fees                                                                  50,577
   Audit and legal                                                                    34,237
   Directors' fees                                                                    28,632
   Custody                                                                            20,466
   Shareholder communications                                                         20,042
   Other                                                                               6,028
---------------------------------------------------------------------------------------------
   Total Expenses                                                                  9,097,914
---------------------------------------------------------------------------------------------
Net Investment Loss                                                               (1,277,288)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         298,683,813
     Cost of securities sold                                                     303,393,844
---------------------------------------------------------------------------------------------
   Net Realized Loss                                                              (4,710,031)
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year                                                            (5,105,882)
     End of year                                                                 (81,239,536)
---------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                       (76,133,654)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                          (80,843,685)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(82,120,973)
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   12 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED APRIL 30,

                                                                        2002           2001
------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $  (1,277,288) $  (2,395,395)
   Net realized loss                                                  (4,710,031)    (9,381,060)
   Increase in net unrealized depreciation                           (76,133,654)   (58,377,617)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (82,120,973)   (70,154,072)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         --     (8,641,170)
   Capital                                                                    --       (161,519)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  --     (8,802,689)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   17,558,705     58,333,453
   Net asset value of shares issued for reinvestment of dividends             --      8,405,148
   Cost of shares reacquired                                        (125,714,421)  (153,784,059)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions              (108,155,716)   (87,045,458)
------------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (190,276,689)  (166,002,219)

NET ASSETS:
   Beginning of year                                                 617,875,364    783,877,583
------------------------------------------------------------------------------------------------
   End of year                                                     $ 427,598,675  $ 617,875,364
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   13 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney Premier Selections Large Cap Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $1,277,288 was reclassified to paid-in capital. Net investment loss, net realized loss and net assets were not affected by these changes; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended April 30, 2002, the Portfolio paid transfer agent fees of $515,220 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.


   14 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

For the year ended April 30, 2002, SSB received brokerage commissions of $28,930.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2002, SSB and its affiliates received sales charges of approximately $75,000 and $51,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended April 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                    Class B  Class L
----------------------------------------------------
CDSCs                               $787,000 $10,000
----------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2002, total Distribution Plan fees were as follows:

                                         Class A   Class B    Class L
-----------------------------------------------------------------------
Distribution Plan Fees                   $283,321 $2,344,452 $1,723,947
-----------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------
Purchases                                $192,349,272
-----------------------------------------------------
Sales                                     298,683,813
-----------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------
Gross unrealized appreciation            $  25,377,228
Gross unrealized depreciation             (106,616,764)
------------------------------------------------------
Net unrealized depreciation              $ (81,239,536)
------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


   15 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended April 30, 2002, the Portfolio did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2002, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Portfolio from securities loaned for the year ended April 30, 2002 was $32,898.

At April 30, 2002, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolio did not hold any purchased call or put option contracts.


   16 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended April 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes approximately $18,808,000 of unused capital loss carryforwards available to offset capital gains expiring in April 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10.Capital Shares

At April 30, 2002, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for each class:

                                 Class A      Class B      Class L
---------------------------------------------------------------------
Total Paid-in Capital          $112,623,403 $241,048,313 $173,974,772
---------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                 Year Ended                Year Ended
                               April 30, 2002            April 30, 2001
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------
Class A
Shares sold                  492,654  $  5,154,919   1,094,671  $ 12,922,937
Shares issued on
 reinvestment                     --            --     150,487     1,787,785
Shares reacquired         (2,637,031)  (26,789,824) (3,247,318)  (38,128,889)
----------------------------------------------------------------------------
Net Decrease              (2,144,377) $(21,634,905) (2,002,160) $(23,418,167)
----------------------------------------------------------------------------
Class B
Shares sold                  558,206  $  5,695,733   1,624,731  $ 19,008,281
Shares issued on
 reinvestment                     --            --     320,572     3,773,158
Shares reacquired         (5,147,635)  (52,011,688) (4,994,226)  (57,735,458)
----------------------------------------------------------------------------
Net Decrease              (4,589,429) $(46,315,955) (3,048,923) $(34,954,019)
----------------------------------------------------------------------------
Class L
Shares sold                  659,682  $  6,708,053   2,247,558  $ 26,402,235
Shares issued on
 reinvestment                     --            --     241,649     2,844,205
Shares reacquired         (4,631,314)  (46,912,909) (4,979,164)  (57,919,712)
----------------------------------------------------------------------------
Net Decrease              (3,971,632) $(40,204,856) (2,489,957) $(28,673,272)
----------------------------------------------------------------------------

   17 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

 Class A Shares                             2002/(1)/  2001/(1)/  2000/(1)(2)/
 -----------------------------------------------------------------------------
 Net Asset Value, Beginning of Year          $11.10     $12.34       $11.40

 -----------------------------------------------------------------------------
 Income (Loss) From Operations:
  Net investment income                        0.03       0.03         0.02
  Net realized and unrealized gain (loss)     (1.58)     (1.12)        0.92

 -----------------------------------------------------------------------------
 Total Income (Loss) From Operations          (1.55)     (1.09)        0.94

 -----------------------------------------------------------------------------
 Less Distributions From:
  Net realized gains                             --      (0.15)          --
  Capital                                        --      (0.00)*         --

 -----------------------------------------------------------------------------
 Total Distributions                             --      (0.15)          --

 -----------------------------------------------------------------------------
 Net Asset Value, End of Year                $ 9.55     $11.10       $12.34

 -----------------------------------------------------------------------------
 Total Return                                (13.96)%    (8.93)%       8.25%++

 -----------------------------------------------------------------------------
 Net Assets, End of Year (000s)             $93,551   $132,618     $172,141

 -----------------------------------------------------------------------------
 Ratios to Average Net Assets:
  Expenses                                     1.18%      1.16%        1.17%+
  Net investment income                        0.34       0.27         0.29+

 -----------------------------------------------------------------------------
 Portfolio Turnover Rate                         37%        10%          15%

 -----------------------------------------------------------------------------

 Class B Shares                             2002/(1)/  2001/(1)/  2000/(1)(2)/
 -----------------------------------------------------------------------------
 Net Asset Value, Beginning of Year          $10.96     $12.28       $11.40

 -----------------------------------------------------------------------------
 Income (Loss) From Operations:
  Net investment loss                         (0.04)     (0.06)       (0.04)
  Net realized and unrealized gain (loss)     (1.57)     (1.11)        0.92

 -----------------------------------------------------------------------------
 Total Income (Loss) From Operations          (1.61)     (1.17)        0.88

 -----------------------------------------------------------------------------
 Less Distributions From:
  Net realized gains                             --      (0.15)          --
  Capital                                        --      (0.00)*         --

 -----------------------------------------------------------------------------
 Total Distributions                             --      (0.15)          --

 -----------------------------------------------------------------------------
 Net Asset Value, End of Year                $ 9.35     $10.96       $12.28

 -----------------------------------------------------------------------------
 Total Return                                (14.69)%    (9.63)%       7.72%++

 -----------------------------------------------------------------------------
 Net Assets, End of Year (000s)            $194,364   $278,048     $348,987

 -----------------------------------------------------------------------------
 Ratios to Average Net Assets:
  Expenses                                     1.92%      1.93%        1.94%+
  Net investment loss                         (0.41)     (0.51)       (0.48)+

 -----------------------------------------------------------------------------
 Portfolio Turnover Rate                         37%        10%          15%

 -----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) For the period from August 31, 1999 (inception date) to April 30, 2000.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

   18 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                             2002/(1)/   2001/(1)/   2000/(1)(2)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.96      $12.28       $11.40
-------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.04)      (0.06)       (0.04)
 Net realized and unrealized gain (loss)     (1.57)      (1.11)        0.92
-------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.61)      (1.17)        0.88
-------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --       (0.15)          --
 Capital                                        --       (0.00)*         --
-------------------------------------------------------------------------------
Total Distributions                             --       (0.15)          --
-------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.35      $10.96       $12.28
-------------------------------------------------------------------------------
Total Return                                (14.69)%     (9.63)%       7.72%++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $139,684    $207,209     $262,750
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.92%       1.93%        1.93%+
 Net investment loss                         (0.41)      (0.51)       (0.48)+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                         37%         10%          15%
-------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the average shares method.
(2)For the period from August 31, 1999 (inception date) to April 30, 2000. *Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


   19 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Premier Selections Large Cap Fund ("Portfolio'') of Smith Barney Investment Funds Inc. ("Fund'') as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from August 31, 1999 (commencement of operations) to April 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from August 31, 1999 (commencement of operations) to April 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
June 12, 2002


   20 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)




Information about Directors and Officers

The business and affairs of the Smith Barney Premier Selections Large Cap Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request by calling the Investment Company's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010) or the Investment Company's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                Number
                                                                                            of Investment
                                                                         Principal         Companies in the
                                                 Term of Office*       Occupation(s)         Fund Complex        Other
                                Position(s) Held  and Length of         During Past            Overseen      Directorships
Name, Address and Age              with Fund       Time Served          Five Years           by Director    Held by Director
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                        Director          Since      Law Firm of Paul R. Ades,        5               None
Paul R. Ades, PLLC                                    1994       PLLC; Partner in Law Firm
181 West Main Street                                             of Murov & Ades, Esqs.
Suite C
Babylon, NY 11702
Age 61

Herbert Barg                        Director          Since      Retired                          16              None
1460 Drayton Lane                                     1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                     Director          Since      Professor, Harvard               23              None
Harvard Business School                               1981       Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                    Director          Since      President of Avatar              5               None
87 Whittredge Road                                    1993       International; Partner
Summit, NJ 07901                                                 S&S Industries
Age 64

Jerome H. Miller                    Director          Since      Retired                          5               None
27 Hemlock Road                                       1998
Manhasset, NY 11030
Age 63

Ken Miller                          Director          Since      President of Young Stuff         5               None
Young Stuff Apparel Group, Inc.                       1994       Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60


   21 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

                                                                                                        Number
                                                                                                    of Investment
                                                                                Principal          Companies in the
                                                       Term of Office*        Occupation(s)          Fund Complex        Other
                                     Position(s) Held   and Length of          During Past             Overseen      Directorships
Name, Address and Age                   with Fund        Time Served           Five Years            by Director    Held by Director
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
Heath B. McLendon                   President and           Since      Managing Director of              74               None
Salomon Smith Barney Inc.           Chief Executive         1992       Salomon Smith Barney
125 Broad Street, 9th Floor         Officer                            Inc. ("SSB"); President and
New York, NY 10004                                                     Director of Smith Barney
Age 68                                                                 Fund Management LLC
                                                                       ("SBFM") and Travelers
                                                                       Investment Advisers, Inc
                                                                       ("TIA"); Director of The
                                                                       Travelers Investment
                                                                       Management Company

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS:
Lewis E. Daidone                    Senior Vice             Since      Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.           President and           1993       Chief Financial Officer of
125 Broad Street, 11th Floor        Chief                              Smith Barney Mutual
New York, NY 10004                  Administrative                     Funds; Director and Senior
Age 44                              Officer                            Vice President of SBFM
                                                                       and TIA

Richard L. Peteka                   Chief                   Since      Director and Head of              N/A              N/A
Salomon Smith Barney Inc.           Financial               2002       Internal Control for
125 Broad Street, 11th Floor        Officer and                        Citigroup Asset
New York, NY 10004                  Treasurer                          Management U.S. Mutual
Age 40                                                                 Fund Administration from
                                                                       1999-2002; Vice President,
                                                                       Head of Mutual Fund
                                                                       Administration and
                                                                       Treasurer at Oppenheimer
                                                                       Capital from 1996-1999

Alan J. Blake                       Vice President and      Since      Managing Director of SSB          N/A              N/A
Salomon Smith Barney Inc.           Investment Officer      1999       and Investment Officer of
333 West 34th Street                                                   SBFM
New York, NY 10001
Age 52

Giri Bogavelli, CFA                 Vice President and      Since      Managing Director of SSB          N/A              N/A
Salomon Smith Barney Inc.           Investment Officer       2001      and Investment Officer of
100 First Stamford Place, 5th Floor                                    SBFM
Stamford, CT 06902
Age 37

Steven Craige, CFA                  Vice President and      Since      Director of SSB and               N/A              N/A
Salomon Smith Barney Inc.           Investment Officer       2001      Investment Officer of SBFM
100 First Stamford Place, 5th Floor
Stamford, CT 06902
Age 51

Kaprel Ozsolak                      Controller              Since      Vice President of SSB             N/A              N/A
Salomon Smith Barney Inc.                                   2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                  Secretary               Since      Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.                                   1993       General Counsel and
300 First Stamford Place                                               Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

   22 Smith Barney Premier Selections Large Cap Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND


         DIRECTORS                  INVESTMENT MANAGER
         Paul R. Ades               Smith Barney Fund Management LLC
         Herbert Barg
         Dwight B. Crane            DISTRIBUTORS
         Frank Hubbard              Salomon Smith Barney Inc.
         Heath B. McLendon,         PFS Distributors, Inc.
           Chairman
         Jerome Miller              CUSTODIAN
         Ken Miller                 State Street Bank and
                                      Trust Company
         OFFICERS
         Heath B. McLendon          TRANSFER AGENT
         President and              Travelers Bank & Trust, fsb.
         Chief Executive Officer    125 Broad Street, 11th Floor
                                    New York, New York 10004
         Lewis E. Daidone
         Senior Vice President      SUB-TRANSFER AGENTS
         and Chief Administrative   PFPC Global Fund Services
         Officer                    P.O. Box 9699
                                    Providence, Rhode Island
         Richard L. Peteka          02940-9699
         Chief Financial Officer
         and Treasurer              PFS Shareholder Services
                                    3100 Breckinridge Blvd.
         Alan J. Blake              Duluth, Georgia 30099
         Vice President and
         Investment Officer

         Giri Bogavelli, CFA
         Vice President and
         Investment Officer

         Steven Craige, CFA
         Vice President and
         Investment Officer

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Premier Selections Large Cap Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Funds, Inc. -- Smith Barney Premier Selections Large Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



[LOGO] Salomon Smith Barney
---------------------------
      A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01903 6/02

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

        PREMIER SELECTIONS SERIES  |  ANNUAL REPORT  |  APRIL 30, 2002



[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./SM/


       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]


               ALAN BLAKE, LARRY
               WEISSMAN, TIM WOODS
               Portfolio Managers

   [GRAPHIC]

         Premier Selections Series

 Annual Report . April 30, 2002

 SMITH BARNEY PREMIER
 SELECTIONS ALL CAP GROWTH FUND

      ALAN J. BLAKE

      Alan Blake has more than 25 years experience and has managed the Portfolio since its inception in 2000
      Education: BS from Lehigh University, MS from the State University of New York.

      LAWRENCE B. WEISSMAN, CFA

      Larry Weissman, CFA, has more than 17 years of securities business experience.
      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      TIMOTHY WOODS, CFA

      Tim Woods, CFA, has more than 20 years of securities business experience.
      Education: BS in Accounting from Florida A&M, MBA in Finance from University of Pennsylvania's Wharton School of Business.

      PORTFOLIO OBJECTIVE

      The Portfolio seeks long-term capital growth by investing in three different areas: large cap growth, mid cap growth and small cap growth. The large cap growth segment of the Portfolio invests primarily in equity securities of companies that possess a market capitalization within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The mid cap growth segment of the Portfolio invests primarily in equity securities that possess a market capitalization within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment's investment. The small cap growth segment invests primarily in equity securities of companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment.

      FUND FACTS

      FUND INCEPTION
      -----------------
      June 30, 2000

      MANAGER TENURE
      -----------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      25 Years (Alan Blake)
      17 Years (Larry Weissman)
      20 Years (Tim Woods)

          CLASS A CLASS B CLASS L
---------------------------------
NASDAQ     SPAAX   SPBBX   SPBLX
---------------------------------
INCEPTION 6/30/00 6/30/00 6/30/00
---------------------------------

Average Annual Total Returns as of April 30, 2002*

                                    Without Sales Charges/(1)/
                                    Class A  Class B  Class L
--------------------------------------------------------------
One-Year                            (14.52)% (15.25)% (15.25)%
--------------------------------------------------------------
Since Inception+                    (18.19)  (18.82)  (18.82)
--------------------------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A  Class B  Class L
--------------------------------------------------------------
One-Year                            (18.83)% (19.49)% (16.91)%
--------------------------------------------------------------
Since Inception+                    (20.45)  (20.60)  (19.28)
--------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+     Inception date for Class A, B and L shares is June 30, 2000.


What's Inside

Your Investment in the Smith Barney
   Premier Selections All Cap Growth Fund..1
Letter to Our Shareholders.................2
Historical Performance.....................6
Fund at a Glance...........................7
Schedule of Investments....................8
Statement of Assets and Liabilities.......12
Statement of Operations...................13
Statements of Changes in Net Assets.......14
Notes to Financial Statements.............15
Financial Highlights......................19
Independent Auditors' Report..............21
Additional Information....................22

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIER
                        SELECTIONS ALL CAP GROWTH FUND
Portfolio managers Alan Blake, Larry Weissman and Tim Woods bring their experience of identifying quality companies in the small-, mid- and large-cap areas of the market into one portfolio. Your investment in the Smith Barney Premier Selections All Cap Growth Fund represents an opportunity for you, the serious investor, to take advantage of the potential growth of companies of all sizes across a wide range of industries.

[GRAPHIC]Potential for Rapid Earnings Growth
Alan, Larry and Tim seek to identify what they deem to be dynamic businesses with the capability for above-average growth in industries poised for long-term success. The managers look to invest in companies that are leaders in their industries with superior financials and sound management teams.

[GRAPHIC]Three Equity Strategies in One Fund
The combination of Alan, Larry and Tim's investment styles in one fund offers investors the advantages of investing in companies of all sizes in select industries and businesses. Together, they have created a portfolio that they believe may be well positioned with solid long-term capital growth potential.

[GRAPHIC]The "Best of the Best" -- the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by some of our most experienced and proven managers.This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC]A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.





 1 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") for the year ended April 30, 2002. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended April 30, 2002, the Portfolio's Class A shares, excluding sales charges, returned negative 14.52%. In comparison, the Russell 1000 Growth Index ("Russell 1000 Growth"),/1/ the Standard and Poor's MidCap 400 Index ("S&P MidCap 400")/2/ and the Russell 2000 Growth Index ("Russell 2000 Growth")/3/ returned negative 20.10%, 6.58%, and negative 8.52%, respectively, for the same period.

Investment Strategy
The Portfolio seeks long-term capital growth by investing in three different areas of the market: large cap growth, mid cap growth and small cap growth.

Market Overview
Few times in one's life can one say that, because of some external event, our lives will never be the same. September 11th was just such an event. Few of us will take our security for granted again. The strong, outgoing feelings of patriotism, which were spontaneously displayed immediately following that day, have remained. Once again, the resilience of this country's people and of the nation's economy have been made evident. Predictions calling for a more lasting economic slump and a corresponding protracted period of stock market weakness failed to materialize. It is important to realize that the economy had already been in a recession since early 2001, and in a bear market that can be dated back to early 2000. At the time, we viewed the tragic events of September as representing the terminal capitulation event of the bear market, which would lead to an improving stock market and, eventually, the end of the recession.

Throughout 2001, the U.S. Federal Reserve Board ("Fed") pursued an extremely accommodative monetary policy. Key short-term interest rates were lowered dramatically and the Fed provided an almost unprecedented degree of reserve creation, to ease the impact of the slowing economy and subsequently, to mitigate possible effects on business from the September tragedy. Historically, such a large increase in the nation's money supply has had a very positive impact on equities within a six- to nine-month period. The severe profits recession however, combined with the terrorist attacks, led to another year of decline for most stock market averages. The last time that the stock market sustained two consecutive down years was back in 1973-74.

--------
1The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 1000 companies are the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2The S&P MidCap 400 is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.
3The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2000 companies are the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.


 2 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

Stock markets are traditionally considered forward-looking -- they have been able to discount future economic trends many months in advance. It is not surprising then, that the economy started to show a bottoming early in 2002, with outright positive indicators shown in February. In our opinion, sustained improvement in the markets will require a continued feeling of improved security among the American people, and an end to the severe profits recession that the U.S. has been mired in since 2000.

We're not out of the storm yet; we believe the stock market performed well following the terrorist attacks and into the fourth quarter because many industries within the equity market were oversold. Even as the U.S. economy was experiencing a slowdown, some dramatic upward moves in equities occurred during this quarter, particularly among stocks in some of the more "beaten-down" sectors. Some areas in the technology sector, particularly those relating to software, semiconductor and semiequipment industries, generated strong market performances. On a fundamental basis, however, we believe that technology stocks in general were basically starting to stabilize during this period.

Although consumer confidence levels remained low at the end of last year compared to other periods, housing demand and spending in the retail sector were relatively strong (although there was an initial lull in retail spending after September 11th). On a macroeconomic level, real Gross Domestic Product ("GDP")/4/ increased 5.8% at a seasonally adjusted annual rate for the first quarter of 2002, 1.7% at a seasonally adjusted annual rate for the fourth quarter of 2001, versus having dropped 1.3% for the third quarter, according to the Bureau of Economic Analysis. Going into 2002, it appears the consensus is that the U.S. economy, fueled by increased spending by the consumer as well as the U.S. Government, will likely continue to improve as this year progresses.

Large Cap Review and Outlook
The market did not perform as well as many expected in the first quarter of 2002 as investors shied away from stocks because of mixed economic signals, disappointing corporate earnings and concerns about accounting issues, and developments in the Middle East. However, we feel the market has overcome these negative factors and is poised to rebound further from the lows made on September 21st which, in our opinion, will serve as benchmark lows, equivalent to those made after the market crashes in 1962, 1974 and 1987. Moreover, we feel the stock market will benefit from a backdrop of low interest rates, ample liquidity and an economic recovery. This is an interesting combination that has, in our experience, been a precursor to very good markets.

It has also been our experience that no bull market repeats the previous bull market, which leads us to believe technology stocks will not provide leadership in this cycle. However, we see selective investment opportunities in the technology sector, especially in industry-recognized companies such as Intel Corp. and Dell Computer Corp. As global economic growth recovers and wealth creation re-emerges worldwide, we think market leadership may be provided by financial services and consumer stocks.

We believe that the bear market of 2000 and 2001 is over and that this is a time to look forward. However, we will retain a selective investment approach. We continue to favor those companies that we believe are the industry leaders with long operating histories, secure managements and great balance sheets.



--------
4GDP is a market value of goods and services produced by labor and property in a given country.


 3 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

Mid Cap Review and Outlook
Concerns still exist surrounding corporate earnings, governance, and the economy, which have contributed to the market's volatility. At this point, it is our opinion that for the market to make a sustained move up from here, we will need more visibility on earnings, the trajectory of growth from current levels, and what investors are willing to pay for them.

There are potential signs leaning toward acceleration in economic growth. Given that this recession was not only a demand imbalance, but also one of oversupply, it is quite clear when looking at corporate balance sheets for the last two quarters that inventories are finally for the most part below sustainable levels. Part of the overall sales growth generated in the first quarter of 2002 was indeed inventory replenishment. However, companies will have to step up production at some point if demand picks up, as real manufacturing and trade inventory-to-sales levels at the end of the first quarter are the lowest they have been since 1974. The pick-up in demand from these levels is key as it should lead to hiring again in corporate America, which should then translate into continued spending by consumers. The other missing piece is an increase in corporate spending, which we believe is contingent on companies seeing stabilization in their businesses and a few consecutive positive GDP reports. Re-acceleration in sales coupled with past cost cutting should result in a rebound in profits and margins. Thus, we believe we are at the beginning of a new cycle.

Historically, at this point in the cycle, the market focus shifts to favoring stable growth stocks over value stocks. Employing a core strategy with a bias toward growth allows us to take advantage of the attractive relative price of long-term growth in this type of market. We believe that the opportunities present in the market today are more attractive than we have seen at any time in the last few years. We have positioned ourselves to benefit from a change in investor perception; our bias has become more positive and we have begun to slowly and measurably increase our exposure to stable growth stocks.

In these admittedly trying times, we are trying to manage the mid-cap portion of the Portfolio relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we believe our focus on buying and holding high-quality, well-managed, and well-positioned companies should help the Portfolio weather market corrections and reward investors with consistent and superior performance.

Small Cap Review and Outlook
During the first quarter, the market continued to favor more basic industry and value-oriented sectors, such as chemicals and paper, as well as some steel and metals companies. According to our observations, as GDP increases, those basic industry-type sectors have had a general tendency to perform well (although past performance does not guarantee similar future results). As the first quarter ended, it appeared to us that the slowdown in the U.S. economy did not last as long as investors may have expected, which we perceive as positive news. However, from our perspective, investors still seemed concerned about the weakness in corporate earnings, particularly in the technology sector.

The technology sector as a whole posted relatively strong results in the fourth quarter of 2001, but the sector surrendered some of its gains during the first quarter of 2002. This was particularly evident with software and semiequipment stocks. One contributing factor to this drop in performance is that the first quarter is seasonally one of the weakest quarters in technology. The small cap portion of the Portfolio tended to maintain a reduced weighting in telecommunications and optics relative to its benchmark Russell 2000 Growth, but was overweight the broader technology sector versus this index, mainly in the semiconductor, semiequipment and, to a lesser extent, the software sector. Traditional spending for software upgrades and new equipment remained relatively weak, although stable in our view. We do not expect activity in this sector to increase much until the second half of this year.

Stocks in the energy sector continued to generate strong performances during this quarter, particularly in the oil service and exploration and production areas. In the healthcare sector, some very visible disappointments occurred in the biotechnology sector, where we were underweight relative to the index, as certain companies did not obtain or are still


 4 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders
seeking product approvals from the Food and Drug Administration ("FDA"). During this quarter, the Portfolio was overweight relative to the Russell 2000 Growth benchmark in healthcare services, which, in our view, generated a respectable performance during the quarter. Specific examples include certain HMOs, hospitals and drug distributors.

On a macroeconomic level, even though we believe that short-term interest rates will not drop in the foreseeable future and may rise slightly as the U.S. economy gets stronger, interest rates are still at historical lows and, in our view, they will likely remain at these low levels. Low interest rate environments have historically been very good for small-cap growth stocks because, typically, hurdles to accessing capital have been lower and the relative cost of capital for smaller firms has improved. This consideration, in our view, is supportive of small-cap issues that usually encounter more difficult barriers to obtaining capital than large-cap companies.

In terms of our overall outlook, we maintain a fairly positive view. We think corporate earnings will remain fairly weak in the first half of the year, but that companies may generally generate stronger results in the second half. GDP has risen, and we think that it will progressively improve. We anticipate a slight improvement in corporate earnings in the second quarter and believe that earnings in the small-cap growth sector will improve toward the third and fourth quarters of 2002.

Thank you for your investment in the Smith Barney Premier Selections All Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

  /s/ Heath B. McLendon                    /s/ Alan Blake
  Heath B. McLendon                        Alan J. Blake
  Chairman                                 Vice President and
                                           Investment Officer

  /s/ Timothy Woods                        /s/ Lawrence Weissman
  Timothy Woods, CFA                       Lawrence B. Weissman, CFA
  Vice President and                       Vice President and
  Investment Officer                       Investment Officer

  May 28, 2002

The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2002 and is subject to change.


 5 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gains     Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
4/30/02                $ 9.23    $7.89    $0.00       $0.00        (14.52)%
-----------------------------------------------------------------------------
Inception* -- 4/30/01   11.40     9.23     0.00        0.00        (19.04)++
-----------------------------------------------------------------------------
Total                                     $0.00       $0.00
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gains     Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
4/30/02                $ 9.18    $7.78    $0.00       $0.00        (15.25)%
-----------------------------------------------------------------------------
Inception* -- 4/30/01   11.40     9.18     0.00        0.00        (19.47)++
-----------------------------------------------------------------------------
Total                                     $0.00       $0.00
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gains     Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
4/30/02                $ 9.18    $7.78    $0.00       $0.00        (15.25)%
-----------------------------------------------------------------------------
Inception* -- 4/30/01   11.40     9.18     0.00        0.00        (19.47)++
-----------------------------------------------------------------------------
Total                                     $0.00       $0.00
------------------------------------------------------------------------------
It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                     Without Sales Charges/(1)/
                                                   --------------------------
                                                   Class A    Class B  Class L
-------------------------------------------------------------------------------
Year Ended 4/30/02                                 (14.52)%   (15.25)% (15.25)%
-----------------------------------------------------------------------------
Inception* through 4/30/02                         (18.19)    (18.82)  (18.82)
-------------------------------------------------------------------------------

                                                      With Sales Charges/(2)/
                                                    --------------------------
                                                    Class A  Class B  Class L
------------------------------------------------------------------------------
Year Ended 4/30/02                                  (18.83)% (19.49)% (16.91)%
------------------------------------------------------------------------------
Inception* through 4/30/02                          (20.45)  (20.60)  (19.28)
------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                        Without Sales Charges/(1)/
----------------------------------------------------------------------------------
Class A (Inception* through 4/30/02)                             (30.79)%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/02)                             (31.75)
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/02)                             (31.75)
----------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is June 30, 2000.


 6 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND AT A GLANCE (UNAUDITED)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Premier Selections All Cap Growth Fund vs. Russell 1000 Growth Index, Russell 2000 Growth Index and Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                            June 2000 -- April 2002

                              [CHART]


                     Premier         Premier        Premier
                   Selections      Selections      Selections                                      Standard
                    All Cap         All Cap          All Cap      Russell 1000   Russell 2000      & Poor's
                  Growth Fund -   Growth Fund -    Growth Fund -    Growth         Growth           MidCap
                 Class A Shares   Class B Shares  Class L Shares     Index          Index          400 Index
                 --------------   --------------  --------------  ------------   -------------    -----------
June 30, 2000        9,500            10,000           9,896        10,000           10,000          10,000
Oct 2000             9,208             9,675           9,575         9,014            8,823          10,836
Apr 2001             7,692             8,053           7,969         6,632            7,293          10,684
Oct 2001             6,267             6,526           6,458         5,414            6,043           9,487
Apr 30, 2002         6,575             6,552           6,753         5,298            6,671          11,388

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on June 30, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is a capitalization weighted total return index which is compromised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include the reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION*++


                   [CHART]

  Biotechnology/Drugs                  9.4%
  Computer Software                    8.7%
  Consumer Products and Services       6.1%
  Energy                               5.9%
  Financial Services                  12.1%
  Food and Beverage                    4.8%
  Healthcare                           7.8%
  Retail                              10.7%
  Semiconductors                      10.2%
  Technology                           6.3%
  Other                               18.0%


                            INVESTMENT BREAKDOWN**++

                                     [CHART]

Repurchase Agreement     0.8%
Common Stock            99.2%

 *   As a percentage of total common stock.
**  As a percentage of total investments.
 ++ All information is as of April 30, 2002. Please note that the Portfolio's holdings are subject to change.


 7 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                             APRIL 30, 2002



      SHARES                                    SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
Aerospace/Defense -- 0.3%
             30,000 Raytheon Co.                                                      $  1,269,000
-------------------------------------------------------------------------------------------------
Automotive -- 1.2%
             48,300 Harley-Davidson, Inc.                                                2,559,417
             40,800 Lear Corp.*                                                          2,097,528
-------------------------------------------------------------------------------------------------
                                                                                         4,656,945
-------------------------------------------------------------------------------------------------
Biotechnology/Drugs -- 9.3%
            100,615 Affymetrix, Inc.*                                                    2,552,603
            160,000 Amgen Inc.*                                                          8,460,800
             20,500 Cephalon, Inc.*                                                      1,202,120
             31,200 IDEC Pharmaceuticals Corp.*                                          1,714,440
            190,000 Merck & Co. Inc.                                                    10,324,600
            210,000 Pfizer Inc.                                                          7,633,500
             62,800 Pharmaceutical Product Development, Inc.*                            1,581,304
             23,735 Sepracor Inc.*                                                         300,485
             44,100 Teva Pharmaceutical Industries Ltd., Sponsored ADR                   2,470,041
-------------------------------------------------------------------------------------------------
                                                                                        36,239,893
-------------------------------------------------------------------------------------------------
Chemicals -- 1.8%
             50,000 Air Products & Chemicals, Inc.                                       2,402,500
             57,300 Ecolab Inc.                                                          2,516,043
             68,000 International Flavors & Fragrances Inc.                              2,189,600
-------------------------------------------------------------------------------------------------
                                                                                         7,108,143
-------------------------------------------------------------------------------------------------
Computer Software -- 8.6%
            157,650 Activision, Inc.*                                                    4,962,822
            102,800 Advent Software, Inc.*                                               5,076,264
            177,500 BEA Systems, Inc.*                                                   1,902,800
             45,550 Electronic Arts Inc.*                                                2,689,727
             63,800 Intuit Inc.*                                                         2,499,684
             50,600 Mercury Interactive Corp.*                                           1,885,862
            180,000 Microsoft Corp.*                                                     9,406,800
            115,300 Precise Software Solutions Ltd.*                                     1,515,042
             82,200 Retek Inc.*                                                          1,939,838
             63,500 Siebel Systems, Inc.*                                                1,536,065
-------------------------------------------------------------------------------------------------
                                                                                        33,414,904
-------------------------------------------------------------------------------------------------
Consumer Products and Services -- 6.1%
             50,000 Alberto-Culver Co., Class A Shares                                   2,435,000
            124,200 Career Education Corp.*                                              5,582,790
            440,000 The Gillette Co.                                                    15,611,200
-------------------------------------------------------------------------------------------------
                                                                                        23,628,990
-------------------------------------------------------------------------------------------------
Electronics -- 1.1%
            113,600 Jabil Circuit, Inc.*                                                 2,318,576
             73,900 Plexus Corp.*                                                        1,846,761
-------------------------------------------------------------------------------------------------
                                                                                         4,165,337
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 8 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)               APRIL 30, 2002



      SHARES                                   SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
Energy -- 5.8%
            27,050 Cooper Cameron Corp.*                                             $  1,483,422
            34,300 Murphy Oil Corp.                                                     3,236,205
            58,800 Nabors Industries, Inc.*                                             2,678,340
           115,900 Newfield Exploration Co.*                                            4,386,815
            22,300 Pioneer Natural Resources Co.                                          534,977
            45,000 Smith International, Inc.*                                           3,152,250
            83,850 Stone Energy Corp.*                                                  3,555,240
            73,000 Weatherford International, Inc.*                                     3,640,510
------------------------------------------------------------------------------------------------
                                                                                       22,667,759
------------------------------------------------------------------------------------------------
Engineering/Construction -- 0.3%
            33,300 Jacobs Engineering Group Inc.*                                       1,314,018
------------------------------------------------------------------------------------------------
Entertainment and Leisure -- 3.3%
            29,000 Carnival Corp.                                                         965,990
            14,800 The E.W. Scripps Co., Class A Shares                                 1,179,412
            89,800 Univision Communications Inc., Class A Shares*                       3,588,408
           300,000 The Walt Disney Co.                                                  6,954,000
------------------------------------------------------------------------------------------------
                                                                                       12,687,810
------------------------------------------------------------------------------------------------
Financial Services -- 12.0%
            67,810 Ambac Financial Group, Inc.                                          4,262,537
           110,000 Bank One Corp.                                                       4,495,700
           206,300 The BISYS Group, Inc.*                                               7,055,460
           151,600 Commerce Bancorp, Inc.                                               7,487,524
           193,000 Eaton Vance Corp.                                                    7,050,290
            51,650 FactSet Research Systems Inc.                                        1,798,970
            46,740 Mercantile Bankshares Corp.                                          1,923,818
           150,000 Merrill Lynch & Co., Inc.                                            6,291,000
           153,000 National Commerce Financial Corp.                                    4,282,470
            83,000 Waddell & Reed Financial, Inc., Class A Shares                       2,137,250
------------------------------------------------------------------------------------------------
                                                                                       46,785,019
------------------------------------------------------------------------------------------------
Food and Beverage -- 4.8%
           240,000 The Coca-Cola Co.                                                   13,322,400
            50,000 Dean Foods Co.*                                                      1,851,000
            91,704 The Pepsi Bottling Group, Inc.                                       2,626,403
            20,000 Performance Food Group Co.*                                            721,200
------------------------------------------------------------------------------------------------
                                                                                       18,521,003
------------------------------------------------------------------------------------------------
Healthcare -- 7.7%
            29,800 Accredo Health, Inc.*                                                1,928,954
            74,150 Alcon, Inc.*                                                         2,569,297
            47,900 AmerisourceBergen Corp.                                              3,712,250
            24,150 Cobalt Corp.                                                           466,095
           122,700 Coventry Health Care, Inc.*                                          3,865,050
           183,200 Cytyc Corp.*                                                         2,878,072
           145,000 Johnson & Johnson                                                    9,259,700
            29,000 Quest Diagnostics Inc.*                                              2,665,970
            55,700 Universal Health Services, Inc., Class B Shares*                     2,592,835
------------------------------------------------------------------------------------------------
                                                                                       29,938,223
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 9 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)               APRIL 30, 2002



    SHARES                                  SECURITY                                 VALUE
----------------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 2.0%
         59,255 Danaher Corp.                                                     $  4,241,473
         26,800 SPX Corp.                                                            3,608,620
---------------------------------------------------------------------------------------------
                                                                                     7,850,093
---------------------------------------------------------------------------------------------
Insurance -- 3.8%
        135,000 American International Group, Inc.                                   9,331,200
        151,864 Arthur J. Gallagher & Co.                                            5,482,290
---------------------------------------------------------------------------------------------
                                                                                    14,813,490
---------------------------------------------------------------------------------------------
Multi-Industry -- 2.5%
        180,000 General Electric Co.                                                 5,679,000
        230,000 Tyco International Ltd.                                              4,243,500
---------------------------------------------------------------------------------------------
                                                                                     9,922,500
---------------------------------------------------------------------------------------------
Real Estate -- 1.0%
        124,000 The St. Joe Co.                                                      3,813,000
---------------------------------------------------------------------------------------------
Retail -- 10.6%
        144,700 Abercrombie & Fitch Co., Class A Shares*                             4,341,000
        400,000 Amazon.com, Inc.*                                                    6,676,000
        104,600 bebe stores, inc.*                                                   2,341,994
         16,250 Best Buy Co., Inc.*                                                  1,208,187
         82,400 Brinker International, Inc.*                                         2,837,856
         70,000 The Cheesecake Factory Inc.*                                         2,914,100
        189,300 Genesco Inc.*                                                        5,272,005
        250,000 The Home Depot, Inc.                                                11,592,500
         56,000 Outback Steakhouse, Inc.*                                            1,963,920
         56,400 Ross Stores, Inc.                                                    2,290,404
---------------------------------------------------------------------------------------------
                                                                                    41,437,966
---------------------------------------------------------------------------------------------
Semiconductors -- 10.1%
         97,525 ATMI, Inc.*                                                          2,974,512
         46,000 Cymer, Inc.*                                                         2,174,420
        305,000 Intel Corp.                                                          8,726,050
        186,000 Lam Research Corp.*                                                  4,772,760
        200,000 Micrel, Inc.*                                                        4,390,000
         26,500 Microchip Technology Inc.*                                           1,179,250
         64,000 MKS Instruments, Inc.*                                               2,168,960
         84,500 Rudolph Technologies, Inc.*                                          2,577,250
         27,700 Semtech Corp.*                                                         885,846
        310,000 Texas Instruments Inc.                                               9,588,300
---------------------------------------------------------------------------------------------
                                                                                    39,437,348
---------------------------------------------------------------------------------------------
Technology -- 6.3%
        310,000 AOL Time Warner Inc.*                                                5,896,200
         25,200 CACI International Inc., Class A Shares*                               760,385
        280,000 Cisco Systems, Inc.*                                                 4,102,000
         73,210 Convergys Corp.*                                                     2,025,721
        123,000 Emulex Corp.*                                                        3,565,770
        450,000 Motorola, Inc.                                                       6,930,000
         39,600 SunGard Data Systems Inc.*                                           1,178,496
---------------------------------------------------------------------------------------------
                                                                                    24,458,572
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)               APRIL 30, 2002


  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
Utilities -- 0.6%
    29,200 Allegheny Energy, Inc.                                            $  1,224,064
    34,050 KeySpan Corp.                                                        1,201,965
----------------------------------------------------------------------------------------
                                                                                2,426,029
----------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $455,320,148)                          386,556,042
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
$3,106,000 J.P. Morgan Chase & Co., 1.85% due 5/1/02; Proceeds at
             maturity -- $3,106,160; (Fully collateralized by U.S. Treasury
             Strips, 0.00% due 5/15/02 to 8/15/28; Market
             value -- $3,199,189) (Cost -- $3,106,000)                          3,106,000
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $458,426,148**)                $389,662,042
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                 APRIL 30, 2002


 ASSETS:
      Investments, at value (Cost -- $458,426,148)                $ 389,662,042
      Cash                                                                  454
      Receivable for securities sold                                 13,556,833
      Receivable for Fund shares sold                                   154,686
      Dividends and interest receivable                                 140,789
 -------------------------------------------------------------------------------
      Total Assets                                                  403,514,804
 -------------------------------------------------------------------------------
 LIABILITIES:
      Payable for securities purchased                                3,776,130
      Payable for Fund shares purchased                                 396,449
      Management fee payable                                            283,539
      Distribution fees payable                                         138,812
      Accrued expenses                                                  215,649
 -------------------------------------------------------------------------------
      Total Liabilities                                               4,810,579
 -------------------------------------------------------------------------------
 Total Net Assets                                                 $ 398,704,225
 -------------------------------------------------------------------------------
 NET ASSETS:
      Par value of capital shares                                 $      51,166
      Capital paid in excess of par value                           607,617,853
      Accumulated net realized loss from security transactions     (140,200,688)
      Net unrealized depreciation of investments                    (68,764,106)
 -------------------------------------------------------------------------------
 Total Net Assets                                                 $ 398,704,225
 -------------------------------------------------------------------------------
 Shares Outstanding:
      Class A                                                         4,737,357
      --------------------------------------------------------------------------
      Class B                                                         7,926,307
      --------------------------------------------------------------------------
      Class L                                                        38,502,319
      --------------------------------------------------------------------------
 Net Asset Value:
      Class A (and redemption price)                                      $7.89
      --------------------------------------------------------------------------
      Class B *                                                           $7.78
      --------------------------------------------------------------------------
      Class L **                                                          $7.78
      --------------------------------------------------------------------------
 Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net asset value
      per share)                                                          $8.31
      --------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value
      per share)                                                          $7.86
 -------------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED APRIL 30, 2002


INVESTMENT INCOME:
   Dividends                                                      $  2,406,172
   Interest                                                            266,131
-------------------------------------------------------------------------------
   Total Investment Income                                           2,672,303
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                        4,399,081
   Management fee (Note 2)                                           3,529,967
   Shareholder and system servicing fees                               615,041
   Registration fees                                                   108,901
   Audit and legal                                                      31,642
   Shareholder communications                                           28,443
   Directors' fees                                                      25,268
   Custody                                                              20,923
   Other                                                                 3,464
-------------------------------------------------------------------------------
   Total Expenses                                                    8,762,730
-------------------------------------------------------------------------------
Net Investment Loss                                                 (6,090,427)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
   short-term securities):
     Proceeds from sales                                           248,660,620
     Cost of securities sold                                       311,043,116
-------------------------------------------------------------------------------
   Net Realized Loss                                               (62,382,496)
-------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year                                             (55,291,884)
     End of year                                                   (68,764,106)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                         (13,472,222)
-------------------------------------------------------------------------------
Net Loss on Investments                                            (75,854,718)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $(81,945,145)
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


13 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Year Ended April 30, 2002
and the Period Ended April 30, 2001 (a)


                                                                        2002           2001
------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $  (6,090,427) $  (6,299,030)
   Net realized loss                                                 (62,382,496)   (77,818,192)
   Increase in net unrealized depreciation                           (13,472,222)   (55,291,884)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (81,945,145)  (139,409,106)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   39,692,486    803,241,421
   Cost of shares reacquired                                        (126,474,706)   (96,400,725)
------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (86,782,220)   706,840,696
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (168,727,365)   567,431,590

NET ASSETS:
   Beginning of year                                                 567,431,590             --
------------------------------------------------------------------------------------------------
   End of year                                                     $ 398,704,225  $ 567,431,590
------------------------------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


14 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $6,090,427 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended April 30, 2002, the Portfolio paid transfer agent fees of $470,613 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., another subsidiary of SSBH, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for its Portfolio's agency transactions. Certain other broker-dealers,


15 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders
continue to sell Portfolio shares to the public as members of the selling group. For the year ended April 30, 2002, SSB and its affiliates received brokerage commissions of $8,915.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended April 30, 2002, SSB and its affiliates received sales charges of $202,000 and $203,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended April 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                       Class A  Class B   Class L
-----------------------------------------------------------------------------------
CDSCs                                                  $ 18,000 $323,000 $   72,000
----------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April
30, 2002, total Distribution Plan fees were as follows:

                                                       Class A  Class B   Class L
-----------------------------------------------------------------------------------
Distribution Plan Fees                                 $104,138 $708,203 $3,586,740
----------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                          $159,876,015
-------------------------------------------------------------------------------
Sales                                                               248,660,620
------------------------------------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  40,620,565
Gross unrealized depreciation                                     (109,384,671)
-------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (68,764,106)
------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


16 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended April 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2002, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Portfolio from securities loaned for the year ended April 30, 2002 was $72,313.

At April 30, 2002, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.


17 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

At April 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended April 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $106,519,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                                      2009        2010
--------------------------------------------------------------------------
Carryforward amounts                               $22,370,000 $84,149,000
-------------------------------------------------------------------------

10.Capital Shares

At April 30, 2002, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for each class:

                                         Class A     Class B     Class L
---------------------------------------------------------------------------
Total Paid-in Capital                  $54,919,837 $91,793,705 $460,955,477
---------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                Year Ended               Period Ended
                              April 30, 2002            April 30, 2001*
                        -------------------------  ------------------------
                           Shares       Amount       Shares       Amount
----------------------------------------------------------------------------
Class A
Shares sold                 874,279  $  7,375,603   7,805,427  $ 86,900,034
Shares reacquired        (1,492,078)  (12,531,840) (2,450,271)  (26,055,337)
----------------------------------------------------------------------------
Net Increase (Decrease)    (617,799) $ (5,156,237)  5,355,156  $ 60,844,697
----------------------------------------------------------------------------
Class B
Shares sold               1,262,553  $ 10,593,703  10,002,314  $112,006,441
Shares reacquired        (2,280,126)  (18,683,670) (1,058,434)  (10,327,957)
----------------------------------------------------------------------------
Net Increase (Decrease)  (1,017,573) $ (8,089,967)  8,943,880  $101,678,484
----------------------------------------------------------------------------
Class L
Shares sold               2,600,207  $ 21,723,180  53,581,485  $604,334,946
Shares reacquired       (11,607,008)  (95,259,196) (6,072,365)  (60,017,431)
----------------------------------------------------------------------------
Net Increase (Decrease)  (9,006,801) $(73,536,016) 47,509,120  $544,317,515
----------------------------------------------------------------------------

* Forthe period from June 30, 2000 (inception date) to April 30, 2001.

18 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class A Shares                                          2002/(1)/ 2001/(1)(2)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $ 9.23      $11.40
-------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                     (0.05)      (0.05)
  Net realized and unrealized loss                        (1.29)      (2.12)
-------------------------------------------------------------------------------
Total Loss From Operations                                (1.34)      (2.17)
-------------------------------------------------------------------------------
Net Asset Value, End of Year                             $ 7.89      $ 9.23
-------------------------------------------------------------------------------
Total Return                                             (14.52)%    (19.04)%++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $37,371     $49,450
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                 1.21%       1.18%+
  Net investment loss                                     (0.64)      (0.55)+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                                      35%         53%
-------------------------------------------------------------------------------

Class B Shares                                          2002/(1)/ 2001/(1)(2)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $ 9.18      $11.40
-------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                     (0.11)      (0.11)
  Net realized and unrealized loss                        (1.29)      (2.11)
-------------------------------------------------------------------------------
Total Loss From Operations                                (1.40)      (2.22)
-------------------------------------------------------------------------------
Net Asset Value, End of Year                             $ 7.78      $ 9.18
-------------------------------------------------------------------------------
Total Return                                             (15.25)%    (19.47)%++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $61,693     $82,069
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                 1.93%       1.94%+
  Net investment loss                                     (1.36)      (1.32)+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                                      35%         53%
-------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

19 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class L Shares                                          2002/(1)/   2001/(1)(2)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $ 9.18       $11.40
---------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                      (0.11)       (0.11)
  Net realized and unrealized loss                         (1.29)       (2.11)
---------------------------------------------------------------------------------
Total Loss From Operations                                 (1.40)       (2.22)
---------------------------------------------------------------------------------
Net Asset Value, End of Year                              $ 7.78       $ 9.18
---------------------------------------------------------------------------------
Total Return                                              (15.25)%     (19.47)%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $299,640     $435,913
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  1.93%        1.94%+
  Net investment loss                                      (1.36)       (1.29)+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                                       35%          53%
---------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

20 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") of Smith Barney Investment Funds Inc. ("Fund") as of April 30, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 30, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 30, 2000 (commencement of operations) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
June 12, 2002

21 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)




Information about Directors and Officers

The business and affairs of the Smith Barney Premier Selections All Cap Growth Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request by calling the Investment Company's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010) or the Investment Company's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                Number
                                                                                            of Investment
                                                                         Principal         Companies in the
                                                 Term of Office*       Occupation(s)         Fund Complex        Other
                                Position(s) Held  and Length of         During Past            Overseen      Directorships
Name, Address and Age              with Fund       Time Served          Five Years           by Director    Held by Director
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                        Director          Since      Law Firm of Paul R. Ades,        5               None
Paul R. Ades, PLLC                                    1994       PLLC; Partner in Law Firm
181 West Main Street, Suite C                                    of Murov & Ades, Esqs.
Babylon, NY 11702
Age 61

Herbert Barg                        Director          Since      Retired                          16              None
1460 Drayton Lane                                     1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                     Director          Since      Professor, Harvard               23              None
Harvard Business School                               1981       Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                    Director          Since      President of Avatar              5               None
87 Whittredge Road                                    1993       International; Partner
Summit, NJ 07901                                                 S&S Industries
Age 64

Jerome H. Miller                    Director          Since      Retired                          5               None
27 Hemlock Road                                       1998
Manhasset, NY 11030
Age 63

Ken Miller                          Director          Since      President of Young Stuff         5               None
Young Stuff Apparel Group, Inc.                       1994       Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60


22 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

                                                                                                    Number
                                                                                                of Investment
                                                                            Principal          Companies in the
                                                   Term of Office*        Occupation(s)          Fund Complex        Other
                                 Position(s) Held   and Length of          During Past             Overseen      Directorships
Name, Address and Age               with Fund        Time Served           Five Years            by Director    Held by Director
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
Heath B. McLendon                President              Since      Managing Director of              74               None
Salomon Smith Barney Inc.        and Chief              1992       Salomon Smith Barney
125 Broad Street, 9th Floor      Executive Officer                 Inc. ("SSB"); President and
New York, NY 10004                                                 Director of Smith Barney
Age 68                                                             Fund Management LLC
                                                                   ("SBFM") and Travelers
                                                                   Investment Adviser, Inc.
                                                                   ("TIA"); Director of The
                                                                   Travelers Investment
                                                                   Management Company

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS:
Lewis E. Daidone                 Senior Vice            Since      Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.        President and          1993       Chief Financial Officer of
125 Broad Street, 11th Floor     Chief                             Smith Barney Mutual
New York, NY 10004               Administrative                    Funds; Director and Senior
Age 44                           Officer                           Vice President of SBFM
                                                                   and TIA

Richard L. Peteka                Chief                  Since      Director and Head of              N/A              N/A
Salomon Smith Barney Inc.        Financial              2002       Internal Control for
125 Broad Street,11th Floor      Officer and                       Citigroup Asset
New York, NY 10004               Treasurer                         Management U.S. Mutual
Age 40                                                             Fund Administration from
                                                                   1999-2002; Vice President,
                                                                   Head of Mutual Fund
                                                                   Administration and
                                                                   Treasurer at Oppenheimer
                                                                   Capital from 1996-1999

Alan J. Blake                    Vice President         Since      Managing Director of SSB;         N/A               N/A
Salomon Smith Barney Inc.        and                    2000       Investment Officer of SBFM
333 West 34th Street             Investment
New York, NY 10001               Officer
Age 52

Lawrence B. Weissman, CFA        Vice President         Since      Managing Director of SSB;         N/A               N/A
Salomon Smith Barney Inc.        and                    2000       Investment Officer of
100 First Stamford Place, 7th    Investment                        SBFM; Portfolio Manager
 Floor                           Officer                           at Neuberger Berman, LLC;
Stamford, CT 06902                                                 Portfolio Manager of TIAA-
Age 41                                                             CREFF

Timothy Woods, CFA               Vice President         Since      Managing Director of SSB;         N/A               N/A
Salomon Smith Barney Inc.        and                    2000       Investment Officer of SBFM
100 First Stamford Place, 7th    Investment
 Floor                           Officer
Stamford, CT 06902
Age 41

Kaprel Ozsolak                   Controller             Since      Vice President of SSB             N/A              N/A
Salomon Smith Barney Inc.                               2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor               Secretary              Since      Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.                               1993       General Counsel and
300 First Stamford Place, 4th                                      Secretary of SBFM and TIA
 Floor
Stamford, CT 06902
Age 51

23 Smith Barney Premier Selections All Cap Growth Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              ALL CAP GROWTH FUND



   DIRECTORS                                INVESTMENT MANAGER
   Paul R. Ades                             Smith Barney Fund Management LLC
   Herbert Barg
   Dwight B. Crane                          DISTRIBUTORS
   Frank G. Hubbard                         Salomon Smith Barney Inc.
   Heath B. McLendon, Chairman              PFS Distributors, Inc.
   Jerome H. Miller
   Ken Miller                               CUSTODIAN
                                            State Street Bank and
   OFFICERS                                   Trust Company
   Heath B. McLendon
   President and                            TRANSFER AGENT
   Chief Executive Officer                  Travelers Bank & Trust, fsb.
                                            125 Broad Street, 11th Floor
   Lewis E. Daidone                         New York, New York 10004
   Senior Vice President
   and Chief Administrative Officer         SUB-TRANSFER AGENT
                                            PFPC Global Fund Services
   Richard L. Peteka                        P.O. Box 9699
   Chief Financial Officer                  Providence, Rhode Island
   and Treasurer                            02940-9699

   Alan J. Blake
   Vice President and
   Investment Officer

   Lawrence B. Weissman, CFA
   Vice President and
   Investment Officer

   Timothy Woods, CFA
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

   Smith Barney Premier Selections All Cap Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Premier Selections All Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS
 ALL CAP GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Fund, including management fees and expenses, call or write to your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02330 6/02

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

        PREMIER SELECTIONS SERIES  |  ANNUAL REPORT  |  APRIL 30, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

RICHIE FREEMAN, JEFFREY J. RUSSELL
Portfolio Managers


         Premier Selections Series
   [LOGO]

 Annual Report . April 30, 2002

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


      RICHIE FREEMAN, CFA

      Richie Freeman, CFA, has more than 26 years of securities business experience and has been managing the Fund since its inception.

      Education: BS from Brooklyn College, MBA from New York University

      JEFFREY J. RUSSELL, CFA

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been co-managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in two different areas: U.S. equities and international equities. The U.S. equity segment of the Fund invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the Russell 2500 Growth Index. The international equity segment of the Fund invests primarily in equity securities of foreign companies.

      FUND FACTS

      FUND INCEPTION
      ----------------
      June 30, 2000

      MANAGERS' TENURE
      ----------------
      Since Inception

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      ----------------
      46 Years

                                                   CLASS A CLASS B CLASS L
--------------------------------------------------------------------------
NASDAQ                                              SPGAX   SPGGX   SPGLX
--------------------------------------------------------------------------
INCEPTION                                          6/30/00 6/30/00 6/30/00
--------------------------------------------------------------------------


Average Annual Total Returns as of April 30, 2002*


                                                   Without Sales Charges/(1)/
                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
One-Year                                           (21.99)% (22.44)% (22.44)%
-----------------------------------------------------------------------------
Since Inception+                                   (20.31)  (20.83)  (20.83)
-----------------------------------------------------------------------------

                                                    With Sales Charges/(2)/
                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
One-Year                                           (25.91)% (26.32)% (24.01)%
-----------------------------------------------------------------------------
Since Inception+                                   (22.51)  (22.57)  (21.28)
-----------------------------------------------------------------------------

/1/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/2/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+  Inception date for Class A, B and L shares is June 30, 2000.


What's Inside
Your Investment in the Smith Barney Premier Selections Global Growth Fund...1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................6
Historical Performance......................................................7
Growth of $10,000...........................................................9
Schedule of Investments....................................................10
Statement of Assets and Liabilities........................................13
Statement of Operations....................................................14
Statements of Changes in Net Assets........................................15
Notes to Financial Statements..............................................16
Financial Highlights.......................................................20
Independent Auditors' Report...............................................22
Additional Information.....................................................23

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


Portfolio manager Richie Freeman focuses on identifying innovative companies in leading industries. Portfolio manager Jeff Russell seeks companies headquartered outside the United States with strong financials and solid business plans. The result? A portfolio made up of companies that they believe may be well positioned to benefit from positive and dynamic global trends.




[GRAPHIC]
Solid Companies Positioned for Rapid Growth
Richie and Jeff carefully evaluate companies one by one, seeking to own dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth.

[GRAPHIC]
Seeking to Capture Growth in the U.S. and Abroad
Your investment in the Fund offers you the opportunity to participate in some of Richie and Jeff's best investment ideas. Richie looks to invest in companies with the potential for above-average growth, yet which are unrecognized in the marketplace. Jeff's bottom-up approach to investing means that he emphasizes individual companies outside the U.S. with strong financials and solid plans. A growth-oriented approach combining investments in the U.S. and abroad can be a prudent way to expand your portfolio.

[GRAPHIC]
The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing the best investment ideas of several of some of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

 1 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Premier Selections Global Growth Fund ("Portfolio") for the year ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended April 30, 2002, the Portfolio's Class A shares, excluding sales charges, returned negative 21.99%. In comparison, the Russell 2500 Growth Index ("Russell 2500 Growth")/1/ and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2 /returned negative 9.35% and negative 13.88%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks long-term capital growth. The Portfolio is made up of an U.S. equity segment and an international equity segment.

Investment Strategy for the Portfolio's U.S. Stocks Component
In the U.S. stock portion of the Portfolio's holdings we look to invest in common stocks of companies that we believe to be experiencing or have the potential to experience growth in earnings that exceeds the average rate of earnings growth of companies that comprise the Russell 2500 Growth.

When selecting individual securities we employ a stock-specific approach rather than choosing stocks based on forecasts of the strength of the U.S. economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio's holdings.

We believe that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading), but for many years. We prefer to own companies where quality managements work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

Although a significant portion of this segment's assets are invested in small- and mid-cap companies, we may also invest in the securities of large, well-known companies that offer the prospect of long-term earnings growth./3/ We like to see management with a big personal stake in the company, and we look for strong, predictable cash flows, little or no debt and products that we believe may enable companies to become leaders in their respective fields.

Investment Strategy for the Portfolio's International Stocks Component
In the international stock portion of the Portfolio's holdings we look to invest in the equity securities of foreign companies, including those of emerging market companies./4/

We emphasize individual security selection while diversifying the portfolio's assets across various regions and countries, which may help reduce risk. We focus on identifying companies headquartered outside the U.S. that possess strong finan-

--------
1The Russell 2500 Growth measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
3Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.
4Please note that investments in foreign securities involve greater risk than U.S. investments, such as currency fluctuations and political and social stability. These risks are magnified in emerging or developing countries.


 2 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders
cials and solid business. We seek to invest in foreign companies that exhibit above-average earnings growth and are led by an effective management team.

We use a rigorous process in carefully evaluating companies, seeking dynamic businesses that we believe show a potential for superior, consistent revenue and earnings growth. Moreover, we also look to own companies that we believe to be strategically positioned to capitalize on the potential growth of the global economy.

Overview and Outlook for the U.S. Market and the Portfolio's U.S. Investments Few times in one's life can we say that, because of some external event, our lives will never be the same. September 11th was just such an event. Few of us will take our security for granted again. The strong, outgoing feelings of patriotism, which were spontaneously displayed immediately following that day, have remained. Once again, the resilience of this country's people and of the nation's economy were made evident. Predictions calling for a more lasting economic slump and a corresponding protracted period of stock market weakness failed to materialize. It is important to realize that the economy had already been in a recession since early 2001 and in a bear market that can be dated back to early 2000. At the time, we viewed the tragic events of September as representing the terminal capitulation event of the bear market, which would lead to an improving stock market and, eventually, the end of the recession. We felt that the market's continued weakness would create new opportunities for long-term investors, and that the bearish sentiment of investors and money managers would result in significant cash reserves that could be redeployed into the market when the uncertainty diminished.

Throughout 2001, the Federal Reserve Board ("Fed") pursued an extremely accommodative monetary policy. Key short-term interest rates were lowered dramatically and the Fed provided an almost unprecedented degree of reserve creation to ease the impact of the slowing economy and subsequently, to mitigate possible effects on business from the September tragedy. Historically, such a large increase in the nation's money supply has had a very positive impact on equities within a six- to nine-month period. The severe profits recession however, combined with the terrorist attacks, led to another year of decline for most stock market averages. The last time the stock market sustained two consecutive down years was back in 1973-74.

Stock markets are traditionally considered forward-looking -- they have been able to discount future economic trends many months in advance. It is not surprising then, that the economy started to show a bottoming early in 2002, with outright positive indicators evident in February. In our opinion, sustained improvement in the markets will require a continued feeling of improved security among the American people, and an end to the severe profits recession in which the U.S. has been mired since 2000.

While volatility will likely continue in financial markets, we are hopeful September's stock market lows will not be revisited. We believe that to "get 2002 right", a portfolio should own as many companies as possible that a manager believes can at least meet, and hopefully beat, earnings expectations. Over short-term periods, however, we understand that factors other than earnings may influence stock prices, such as rumors, changes in sector leadership and investment fads. To paraphrase Warren Buffet, "In the short term, the market can be a voting machine, but in the long term it is a weighing machine." Since the Portfolio's inception, we have always worked to try to gauge the "company's weight" rather than the short-term swing factors of an investment. The scale we regularly use attempts to gauge a company's earnings and/or cash flow prospects, looking out over a three-year period.

Our largest sector weighting remains healthcare securities, with biotechnology companies encompassing the leading sub-sector. Holdings in this sub-sector have continued to make excellent progress with their earnings and new product developments. Although the healthcare industry performed well from a business standpoint, disappointing clinical results reported by some other companies had a negative impact on the stocks.


 3 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

Overview and Outlook for the International Markets and for the Portfolio's International Investments
The year ended April 2002 encompassed a sharp economic slowdown, particularly in the aftermath of the terrorist attacks in the U.S. and signs of renewed growth. Fortunately, policy makers reduced interest rates to levels not seen in decades, keeping consumer demand reasonably vibrant.

In the first trimester of 2002, we have witnessed a reacceleration of global growth led by improvement in manufacturing orders and the rebuilding of inventory levels, which were drawn down during the significant manufacturing cutbacks of 2001. Yet with the exception of Japan, most major developed equity markets have struggled to post positive returns. A worsening backdrop of political strife in the Middle East has given pause to investors, though we all hope for peaceful progress.

The collapse of several high profile companies that carried substantial debt on their balance sheets has shifted investor appetite from sectors with a high level of complexity due to accounting issues and a lack of industry regulation. Investors now crave clarity, transparency and defensive predictability. Sectors that we favored in the portfolio in the past, such as the telecommunications and technology sectors, remain under pressure as business capital investment shows continued signs of restraint.

We have added a few defensive growth stocks to broaden diversity in the Portfolio. Recent additions include energy giant BP of the United Kingdom. In recent weeks, the mighty U.S. dollar has begun to weaken versus the euro and yen. This has helped non-U.S. equity assets to outperform the U.S. stock market in the first four months of 2002. We believe this may mark the beginning of a new trend of gradual dollar weakness with a beneficial effect on the Portfolio's net asset value.

Our top holdings in the international portion of the Portfolio reflect an eclectic mix of investment themes and portfolio emphasis. They are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary management.

Novartis of Switzerland is a global pharmaceutical and health sciences leader. Unlike many of its global peers, Novartis reported strong first quarters earnings growth.

Mettler-Toledo of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's highly sophisticated instruments and information management solutions.

Securitas of Sweden is a leading global security services organization. The company has established a major presence in the U.S. recently through the acquisition of Burns and Pinkertons.

Singapore Press Holdings is the dominant publisher in Singapore. The recovery of that South East Asian economy should result in a rebound of advertising volumes and drive earnings growth.

HSBC of the United Kingdom is a global giant in the financial services business with key operations in the UK, the Far East and the U.S.

Sanpaolo IMI is one of the largest financial institutions in Italy. Recent acquisitions have expanded its coverage of Italy, which is one of the fastest growing investment services markets in Europe.


 4 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

Hutchison Whampoa of Hong Kong is a conglomerate with special strengths in telecommunications, property development and port operation. Management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.

Capita is a leader in business process outsourcing in the United Kingdom to the private sector and local government institutions. A host of services are provided to clients, including customer service functions, human resources, training and software solutions.

Danone of France is Europe's most attractive food producer, in our opinion. The company's attention to its core dairy, biscuit and bottled water assets brings exposure to many high growth consumer categories.

Thank you for your investment in the Smith Barney Premier Selections Global Growth Fund. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

Sincerely,

     /s/ Heath B. McLendon /s/ Richard A. Freeman  /s/ Jeff Russell
     Heath B. McLendon     Richard A. Freeman, CFA Jeffrey J. Russell, CFA
     Chairman              Vice President and      Vice President and
                           Investment Officer      Investment Officer

May 28, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2002, and is subject to change.


 5 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

  SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND at a Glance (unaudited)


 TOP FIVE HOLDINGS -- U.S. EQUITY SEGMENT*@

 1. Roslyn Bancorp, Inc................................................... 4.0%
 2. IDEC Pharmaceuticals Corp............................................. 3.9
 3. Weatherford International, Inc........................................ 3.6
 4. Chiron Corp........................................................... 3.4
 5. L-3 Communications Holdings, Inc...................................... 3.3


 TOP FIVE HOLDINGS -- INTERNATIONAL EQUITY SEGMENT*@

 1. Novartis AG........................................................... 2.9%
 2. Mettler - Toledo International Inc.................................... 2.3
 3. Securitas AB.......................................................... 2.2
 4. Singapore Press Holdings Ltd.......................................... 2.2
 5. HSBC Holdings PLC..................................................... 2.1

                           INDUSTRY DIVERSIFICATION*+

                       [CHART]

      Biotechnology                      17.4%
      Broadcasting/Cable                 17.5%
      Computer Hardware                   5.3%
      Electronics - Military              5.4%
      Energy                              5.9%
      Financial Services                 13.0%
      Managed Healthcare Providers        4.9%
      Multi-Industry                      3.1%
      Pharmaceuticals                    13.0%
      Semiconductors                      5.9%
      Other                               8.6%

                            INVESTMENT BREAKDOWN*++

                                      [CHART]

  38.8%     International Equity Segment
   1.1%     Repurchase Agreement
  60.1%     U.S. Equity Segment

 * All information is as of April 30, 2002. Please note that Portfolio holdings and their weightings are subject to change.
 @ As a percentage of total common stock.
 + As a percentage of total U.S. equity segment.
++ As a percentage of total investments.


 6 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions  Return/(1)+/
 -----------------------------------------------------------------------------
 4/30/02                $ 9.64    $7.52    $0.00       $0.00        (21.99)%
 -----------------------------------------------------------------------------
 Inception* -- 4/30/01   11.40     9.64     0.00        0.00        (15.44)++
 -----------------------------------------------------------------------------
  Total                                    $0.00       $0.00
 -----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions  Return/(1)+/
 -----------------------------------------------------------------------------
 4/30/02                $ 9.58    $7.43    $0.00       $0.00        (22.44)%
 -----------------------------------------------------------------------------
 Inception* -- 4/30/01   11.40     9.58     0.00        0.00        (15.96)++
 -----------------------------------------------------------------------------
  Total                                    $0.00       $0.00
 -----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions  Return/(1)+/
 -----------------------------------------------------------------------------
 4/30/02                $ 9.58    $7.43    $0.00       $0.00        (22.44)%
 -----------------------------------------------------------------------------
 Inception* -- 4/30/01   11.40     9.58     0.00        0.00        (15.96)++
 -----------------------------------------------------------------------------
  Total                                    $0.00       $0.00
 -----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


 7 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                                     Without Sales Charges/(1)/
                                                    ------------------------
                                                    Class A   Class B  Class L
 ------------------------------------------------------------------------------
 Year Ended 4/30/02                                 (21.99)%  (22.44)% (22.44)%
 ------------------------------------------------------------------------------
 Inception* through 4/30/02                         (20.31)   (20.83)  (20.83)
 ------------------------------------------------------------------------------

                                                      With Sales Charges/(2)/
                                                    ------------------------
                                                    Class A   Class B  Class L
 ------------------------------------------------------------------------------
 Year Ended 4/30/02                                 (25.91)%  (26.32)% (24.01)%
 ------------------------------------------------------------------------------
 Inception* through 4/30/02                         (22.51)   (22.57)  (21.28)
 ------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+


                                                       Without Sales Charges/(1)/
-------------------------------------------------------------------------------
Class A (Inception* through 4/30/02)                            (34.04)%
-------------------------------------------------------------------------------
Class B (Inception* through 4/30/02)                            (34.82)
-------------------------------------------------------------------------------
Class L (Inception* through 4/30/02)                            (34.82)
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *  Inception date for Class A, B and L shares is June 30, 2000.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


 8 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Global Growth Fund vs. Russell 2500 Growth
Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                            June 2000 -- April 2002


                                    [CHART]

                Smith Barney  Smith Barney  Smith Barney
                Premier       Premier       Premier
                Selections    Selections    Selections
                Global        Global        Global
                Growth        Growth        Growth       Russell
                Fund-         Fund-         Fund-        2500
                Class A       Class B       Class L      Growth     MSCI EAFE
                Shares        Shares        Shares       Index      Index
                ------------  ------------  -----------  -------    ---------
6/00           $9,500         $10,000       $9,896       $10,000   $10,000
10/00           9,292           9,754        9,653         9,106     8,977
4/01            8,033           8,404        8,316         7,225     8,248
10/01           6,750           6,754        6,962         6,092     6,731
4/02            6,267           6,257        6,450         6,550     7,104


+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 2000, assuming deduction of the 5.00% and 1.00% maximum initial sales charges at the time of investment for Class A and L shares and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The returns shown do not reflect the deduction of taxes that a shareholder would pay or fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


 9 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                             APRIL 30, 2002



    SHARES                       SECURITY                          VALUE
    -----------------------------------------------------------------------
    COMMON STOCK -- 98.9%
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    U.S. EQUITY SEGMENT -- 60.1%
    Biotechnology -- 10.5%
     42,100 Amgen Inc.*                                         $ 2,226,248
     97,500 Chiron Corp.*                                         3,945,825
     75,000 Genzyme Corp. -- General Division*                    3,070,500
     56,882 ImClone Systems Inc.*                                   915,800
    150,000 Isis Pharmaceuticals, Inc.*                           1,899,000
     75,000 Nanogen, Inc.*                                          247,425
    -----------------------------------------------------------------------
                                                                 12,304,798
    -----------------------------------------------------------------------
    Broadcasting/Cable -- 10.5%
     89,400 AOL Time Warner Inc.*                                 1,700,388
     27,500 Cablevision Systems Corp. -- Rainbow Media Group*       607,750
     55,000 Cablevision Systems New York Group, Class A Shares*   1,292,500
    100,000 Comcast Corp., Class A Special Shares*                2,675,000
    227,100 Liberty Media Corp., Class A Shares*                  2,429,970
     77,700 Viacom Inc., Class B Shares*                          3,659,670
    -----------------------------------------------------------------------
                                                                 12,365,278
    -----------------------------------------------------------------------
    Computer Hardware -- 3.2%
    380,000 Maxtor Corp.*                                         2,633,400
    150,000 Quantum Corp.*                                        1,102,500
    -----------------------------------------------------------------------
                                                                  3,735,900
    -----------------------------------------------------------------------
    Drug Delivery/Testing -- 1.7%
    100,000 Alkermes, Inc.*                                       2,014,000
    -----------------------------------------------------------------------
    Electronics - Military -- 3.3%
     30,000 L-3 Communications Holdings, Inc.*                    3,833,400
    -----------------------------------------------------------------------
    Energy -- 3.6%
     84,000 Weatherford International, Inc.*                      4,189,080
    -----------------------------------------------------------------------
    Financial Services -- 7.8%
     51,000 Lehman Brothers Holdings Inc.                         3,009,000
     36,000 Merrill Lynch & Co., Inc.                             1,509,840
    201,600 Roslyn Bancorp, Inc.                                  4,640,832
    -----------------------------------------------------------------------
                                                                  9,159,672
    -----------------------------------------------------------------------
    Healthcare - Miscellaneous -- 1.8%
     50,000 IGEN International, Inc.*                             2,068,000
    -----------------------------------------------------------------------
    Managed Healthcare Providers -- 2.9%
     39,000 UnitedHealth Group Inc.                               3,424,590
    -----------------------------------------------------------------------
    Multi-Industry -- 1.8%
    116,995 Tyco International Ltd.                               2,158,558
    -----------------------------------------------------------------------
    Pharmaceuticals -- 7.8%
     42,500 Forest Laboratories, Inc.*                            3,278,450
     82,000 IDEC Pharmaceuticals Corp.*                           4,505,900
     70,098 Millennium Pharmaceuticals, Inc.*                     1,399,156
    -----------------------------------------------------------------------
                                                                  9,183,506
    -----------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections Global Growth Fund
                     | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   APRIL 30, 2002


  SHARES                          SECURITY                            VALUE
 -----------------------------------------------------------------------------
 Semiconductors -- 3.6%
   100,000 Intel Corp.                                             $ 2,861,000
    56,000 Micron Technology, Inc.*                                  1,327,200
 -----------------------------------------------------------------------------
                                                                     4,188,200
 -----------------------------------------------------------------------------
 Telecommunications -- 1.6%
   175,000 C-COR.net Corp.*                                          1,914,500
 -----------------------------------------------------------------------------
           TOTAL U.S. EQUITY SEGMENT (Cost -- $89,451,153)          70,539,482
 -----------------------------------------------------------------------------
 INTERNATIONAL EQUITY SEGMENT -- 38.8%
 Canada -- 0.7%
    30,000 Celestica Inc.*                                             837,107
 -----------------------------------------------------------------------------
 Denmark -- 1.2%
    50,000 Novo Nordisk A/S                                          1,465,246
 -----------------------------------------------------------------------------
 Finland -- 1.1%
    73,000 Nokia Oyj                                                 1,186,119
     7,000 Nokia Oyj, Sponsored ADR                                    113,820
 -----------------------------------------------------------------------------
                                                                     1,299,939
 -----------------------------------------------------------------------------
 France -- 3.0%
    80,000 Axa S.A.                                                  1,696,448
    14,000 Groupe Danone                                             1,853,126
 -----------------------------------------------------------------------------
                                                                     3,549,574
 -----------------------------------------------------------------------------
 Germany -- 1.3%
    25,000 Marschollek, Lautenschlaeger und Partner AG               1,472,235
 -----------------------------------------------------------------------------
 Hong Kong -- 5.5%
   209,423 HSBC Holdings PLC                                         2,490,566
   251,000 Hutchison Whampoa Ltd.                                    2,196,517
 1,068,000 Li & Fung Ltd.                                            1,711,747
 -----------------------------------------------------------------------------
                                                                     6,398,830
 -----------------------------------------------------------------------------
 Ireland -- 0.5%
    50,000 Elan Corp. PLC, Sponsored ADR*                              594,000
 -----------------------------------------------------------------------------
 Israel -- 1.1%
    60,000 Amdocs Ltd.*                                              1,303,800
 -----------------------------------------------------------------------------
 Italy -- 1.9%
   200,000 Sanpaolo IMI S.p.A.                                       2,227,713
 -----------------------------------------------------------------------------
 Japan -- 2.8%
    20,000 Murata Manufacturing Co., Ltd.                            1,265,813
        72 NTT DoCoMo, Inc.                                            182,165
       288 NTT DoCoMo, Inc.*+                                          733,144
    20,000 Sony Corp.                                                1,074,306
 -----------------------------------------------------------------------------
                                                                     3,255,428
 -----------------------------------------------------------------------------
 Mexico -- 1.5%
   610,666 Wal-Mart de Mexico S.A. de CV                             1,713,672
 -----------------------------------------------------------------------------
 Norway -- 1.4%
   220,000 Tomra Systems ASA                                         1,675,193
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


 11 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)               APRIL 30, 2002


  SHARES                          SECURITY                            VALUE
-------------------------------------------------------------------------------
Singapore -- 4.2%
   202,000 Singapore Press Holdings Ltd.                           $  2,507,655
   260,000 Venture Manufacturing (Singapore) Ltd.                     2,438,688
-------------------------------------------------------------------------------
                                                                      4,946,343
-------------------------------------------------------------------------------
Spain -- 0.2%
    10,000 Sogecable, S.A.*                                             207,374
-------------------------------------------------------------------------------
Sweden -- 2.2%
   140,000 Securitas AB                                               2,598,639
-------------------------------------------------------------------------------
Switzerland -- 5.2%
    70,000 Mettler-Toledo International Inc.*                         2,691,500
    80,000 Novartis AG                                                3,352,141
-------------------------------------------------------------------------------
                                                                      6,043,641
-------------------------------------------------------------------------------
United Kingdom -- 5.0%
   348,500 Capita Group PLC                                           1,937,860
   434,203 Serco Group PLC                                            1,685,507
   194,000 Taylor Nelson Sofres PLC                                     668,303
 1,002,766 Vodafone Group PLC                                         1,617,647
-------------------------------------------------------------------------------
                                                                      5,909,317
-------------------------------------------------------------------------------
           TOTAL INTERNATIONAL EQUITY
           SEGMENT (Cost -- $71,182,781)                             45,498,051
-------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $160,633,934)                116,037,533
-------------------------------------------------------------------------------
   FACE
  AMOUNT                          SECURITY                            VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
$1,269,000 State Street Bank and Trust Co., 1.830% due
             5/1/02; Proceeds at maturity -- $1,269,065; (Fully
             collateralized by U.S. Treasury Notes, 5.750% due
             8/15/03; Market
             value -- $1,298,530) (Cost -- $1,269,000)                1,269,000
-------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $161,902,934**)      $117,306,533
-------------------------------------------------------------------------------

 *Non-income producing security.
 +Security traded on a "when-issued" basis.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


 12 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                 APRIL 30, 2002


   ASSETS:
      Investments, at value (Cost -- $161,902,934)                $117,306,533
      Foreign currency, at value (Cost -- $11,417)                      11,179
      Dividends and interest receivable                                128,986
      Receivable for securities sold                                   736,909
      Receivable for Fund shares sold                                   29,465
   -----------------------------------------------------------------------------
      Total Assets                                                 118,213,072
   -----------------------------------------------------------------------------
   LIABILITIES:
      Payable to bank                                                  772,101
      Payable for Fund shares purchased                                135,952
      Management fee payable                                            92,986
      Payable for securities purchased                                  59,228
      Distribution fees payable                                         43,024
      Accrued expenses                                                 125,336
   -----------------------------------------------------------------------------
      Total Liabilities                                              1,228,627
   -----------------------------------------------------------------------------
   Total Net Assets                                               $116,984,445
   ------------------------------------------------------------------------------
   NET ASSETS:
      Par value of capital shares                                 $     15,731
      Capital paid in excess of par value                          193,994,082
      Accumulated net investment loss                                   (4,435)
      Accumulated net realized loss from security transactions
        and foreign currencies                                     (32,425,996)
      Net unrealized depreciation of investments and foreign
        currencies                                                 (44,594,937)
   -----------------------------------------------------------------------------
   Total Net Assets                                               $116,984,445
   ------------------------------------------------------------------------------
   Shares Outstanding:
      Class A                                                        1,431,093
      -----------------------------------------------------------------------
      Class B                                                        2,068,091
      -----------------------------------------------------------------------
      Class L                                                       12,231,605
      -----------------------------------------------------------------------
   Net Asset Value:
      Class A (and redemption price)                                     $7.52
      -----------------------------------------------------------------------
      Class B *                                                          $7.43
      -----------------------------------------------------------------------
      Class L **                                                         $7.43
      -----------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net asset value
        per share)                                                       $7.92
      -----------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value
        per share)                                                       $7.51
   ------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


 13 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED APRIL 30, 2002


 INVESTMENT INCOME:
    Dividends                                                    $    853,235
    Interest                                                           15,107
    Less: Foreign withholding tax                                     (80,501)
 -----------------------------------------------------------------------------
    Total Investment Income                                           787,841
 -----------------------------------------------------------------------------
 EXPENSES:
    Distribution fees (Note 2)                                      1,476,345
    Management fee (Note 2)                                         1,267,583
    Shareholder and system servicing fees                             242,046
    Audit and legal                                                    33,653
    Custody                                                            33,313
    Registration fees                                                  32,158
    Shareholder communications                                         19,358
    Directors' fees                                                    13,422
    Other                                                               5,696
 -----------------------------------------------------------------------------
    Total Expenses                                                  3,123,574
 -----------------------------------------------------------------------------
 Net Investment Loss                                               (2,335,733)
 -----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES (NOTE 3):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)     (26,000,573)
      Foreign currency transactions                                    (3,817)
 -----------------------------------------------------------------------------
    Net Realized Loss                                             (26,004,390)
 -----------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions                                       (11,745,585)
      Foreign currency transactions                                     2,086
 -----------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                       (11,743,499)
 -----------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (37,747,889)
 -----------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(40,083,622)
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


 14 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Year Ended April 30, 2002
and the Period Ended April 30, 2001(a)

                                                        2002          2001
 ------------------------------------------------------------------------------
 OPERATIONS:
    Net investment loss                             $ (2,335,733) $ (2,571,988)
    Net realized loss                                (26,004,390)   (6,424,130)
    Increase in net unrealized depreciation          (11,743,499)  (32,851,438)
 ------------------------------------------------------------------------------
    Decrease in Net Assets From Operations           (40,083,622)  (41,847,556)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 11):
    Net proceeds from sale of shares                   9,019,527   286,433,284
    Cost of shares reacquired                        (55,568,833)  (40,968,355)
 ------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Fund
      Share Transactions                             (46,549,306)  245,464,929
 ------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                   (86,632,928)  203,617,373

 NET ASSETS:
    Beginning of year                                203,617,373            --
 ------------------------------------------------------------------------------
    End of year*                                    $116,984,445  $203,617,373
 ------------------------------------------------------------------------------
 * Includes accumulated net investment loss of:          $(4,435)           --
 ------------------------------------------------------------------------------
(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


 15 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Premier Selections Global Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Large Cap Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fee and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $2,335,115 was reclassified to paid-in capital. Net investment loss, net realized loss and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.80% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended April 30, 2002, the Portfolio paid transfer agent fees of $158,209 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended April 30, 2002, SSB and its affiliates did not receive any brokerage commissions.

 16 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2002, SSB and its affiliates received sales charges of approximately $49,000 and $25,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates for the year ended April 30, 2002 were approximately:

                                                       Class B Class L
         -------------------------------------------------------------
         CDSCs                                         $94,000 $27,000
         ------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2002, total Distribution Plan fees were as follows:

                                              Class A Class B   Class L
-------------------------------------------------------------------------
Distribution Plan Fees                        $36,044 $193,358 $1,246,943
------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


-------------------------------------------------------------------------------
Purchases                                                           $ 3,235,319
-------------------------------------------------------------------------------
Sales                                                                51,339,320
-------------------------------------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 12,721,024
Gross unrealized depreciation                                      (57,317,425)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $(44,596,401)
-------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the

 17 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders
securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended April 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2002, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2002, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

 18 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended April 30, 2002, the Portfolio did not enter into any written call or put option contracts.

9. Securities Traded on a When-Issued Basis

The Portfolio may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Beginning on the date the Portfolio enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $16,160,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                                             2009       2010
--------------------------------------------------------------------------------
Carryforward amounts                                      $2,213,000 $13,947,000
-------------------------------------------------------------------------------

11. Capital Shares

At April 30, 2002, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for each class:

                                                Class A     Class B     Class L
----------------------------------------------------------------------------------
Total Paid-in Capital                         $17,383,116 $24,536,137 $152,090,560
---------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                      Year Ended               Period Ended
                                    April 30, 2002            April 30, 2001*
                               ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------
Class A
Shares sold                       397,778  $  3,423,430   2,985,728  $ 33,893,142
Shares reacquired                (803,005)   (6,863,141) (1,149,408)  (12,840,536)
---------------------------------------------------------------------------------
Net Increase (Decrease)          (405,227) $ (3,439,711)  1,836,320  $ 21,052,606
---------------------------------------------------------------------------------
Class B
Shares sold                       308,653  $  2,649,836   2,819,505  $ 31,975,773
Shares reacquired                (680,668)   (5,720,786)   (379,399)   (3,769,331)
---------------------------------------------------------------------------------
Net Increase (Decrease)          (372,015) $ (3,070,950)  2,440,106  $ 28,206,442
---------------------------------------------------------------------------------
Class L
Shares sold                       341,038  $  2,946,261  19,388,031  $220,564,369
Shares reacquired              (5,072,524)  (42,984,906) (2,424,940)  (24,358,488)
---------------------------------------------------------------------------------
Net Increase (Decrease)        (4,731,486) $(40,038,645) 16,963,091  $196,205,881
---------------------------------------------------------------------------------

* For the period from June 30, 2000 (inception date) through April 30, 2001.

 19 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

  Class A Shares                                     2002/(1)/  2001/(1)(2)/
  ---------------------------------------------------------------------------
  Net Asset Value, Beginning of Year                 $   9.64    $  11.40
  ---------------------------------------------------------------------------
  Loss From Operations:
    Net investment loss                                 (0.07)      (0.06)
    Net realized and unrealized loss                    (2.05)      (1.70)
  ---------------------------------------------------------------------------
  Total Loss From Operations                            (2.12)      (1.76)
  ---------------------------------------------------------------------------
  Net Asset Value, End of Year                       $   7.52       $9.64
  ---------------------------------------------------------------------------
  Total Return                                         (21.99)%    (15.44)%++
  ---------------------------------------------------------------------------
  Net Assets, End of Year (000s)                      $10,768     $17,701
  ---------------------------------------------------------------------------
  Ratios to Average Net Assets:
    Other expenses                                       1.35%       1.36%+
    Interest expense                                       --        0.01+
    Total expenses                                       1.35        1.37+
    Net investment loss                                 (0.84)      (0.69)+
  ---------------------------------------------------------------------------
  Portfolio Turnover Rate                                   2%         11%
  ---------------------------------------------------------------------------

Class B Shares                                          2002/(1)/  2001/(1)(2)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $   9.58    $  11.40
--------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                      (0.13)      (0.13)
  Net realized and unrealized loss                         (2.02)      (1.69)
--------------------------------------------------------------------------------
Total Loss From Operations                                 (2.15)      (1.82)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $   7.43       $9.58
--------------------------------------------------------------------------------
Total Return                                              (22.44)%    (15.96)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                           $15,359     $23,375
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                            2.04%       2.11%+
  Interest expense                                            --        0.01+
  Total expenses                                            2.04        2.12+
  Net investment loss                                      (1.54)      (1.45)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                        2%         11%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 20 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class L Shares                                          2002/(1)/  2001/(1)(2)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $   9.58    $   11.40
---------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                      (0.13)       (0.12)
  Net realized and unrealized loss                         (2.02)       (1.70)
---------------------------------------------------------------------------------
Total Loss From Operations                                 (2.15)       (1.82)
---------------------------------------------------------------------------------
Net Asset Value, End of Year                            $   7.43        $9.58
---------------------------------------------------------------------------------
Total Return                                              (22.44)%     (15.96)%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000s)                           $90,857     $162,541
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                            2.04%        2.07%+
  Interest expense                                            --         0.01+
  Total expenses                                            2.04         2.08+
  Net investment loss                                      (1.54)       (1.39)+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                                       2 %          11%
---------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 21 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premier Selections Global Growth Fund ("Portfolio") of Smith Barney Investment Funds Inc. ("Fund") as of April 30, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 30, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2002, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from June 30, 2000 (commencement of operations) to April 30, 2001, in conformity with the accounting principles generally accepted in the United States of America.

/s/ KPMG

New York, New York
June 12, 2002

 22 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)




Information about Directors and Officers

The business and affairs of the Smith Barney Premier Selections Global Growth Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request by calling the Investment Company's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010) or the Investment Company's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                Number
                                                                                            of Investment
                                                                         Principal         Companies in the
                                                 Term of Office*       Occupation(s)         Fund Complex        Other
                                Position(s) Held  and Length of         During Past            Overseen      Directorships
Name, Address and Age              with Fund       Time Served          Five Years           by Director    Held by Director
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                        Director          Since      Law Firm Paul R. Ades,           5               None
Paul R. Ades, PLLC                                    1994       PLLC; Partner in Law Firm
181 West Main Street                                             of Murov & Ades, Esqs.
Suite C
Babylon, NY 11702
Age 61

Herbert Barg                        Director          Since      Retired                          16              None
1460 Drayton Lane                                     1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                     Director          Since      Professor, Harvard               23              None
Harvard Business School                               1981       Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                    Director          Since      President of Avatar              5               None
87 Whittredge Road                                    1993       International; Partner
Summit, NJ 07901                                                 S&S Industries
Age 64

Jerome H. Miller                    Director          Since      Retired                          5               None
27 Hemlock Road                                       1998
Manhasset, NY 11030
Age 63

Ken Miller                          Director          Since      President of Young Stuff         5               None
Young Stuff Apparel Group, Inc.                       1994       Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60


 23 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

                                                                                                   Number
                                                                                               of Investment
                                                                           Principal          Companies in the
                                                  Term of Office*        Occupation(s)          Fund Complex        Other
                                Position(s) Held   and Length of          During Past             Overseen      Directorships
Name, Address and Age              with Fund        Time Served           Five Years            by Director    Held by Director
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
Heath B. McLendon              President and           Since      Managing Director of              74               None
Salomon Smith Barney Inc.      Chief Executive         1992       Salomon Smith Barney
125 Broad Street, 9th Floor    Officer                            Inc. ("SSB"); President and
New York, NY 10004                                                Director of Smith Barney
Age 68                                                            Fund Management LLC
                                                                  ("SBFM") and Travelers
                                                                  Investment Adviser, Inc.
                                                                  ("TIA"); Director of The
                                                                  Travelers Investment
                                                                  Management Company

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS:
Lewis E. Daidone               Senior Vice             Since      Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.      President and           1993       Chief Financial Officer of
125 Broad Street, 11th Floor   Chief                              Smith Barney Mutual
New York, NY 10004             Administrative                     Funds; Director and Senior
Age 44                         Officer                            Vice President of SBFM
                                                                  and TIA

Richard L. Peteka              Chief                   Since      Director and Head of              N/A              N/A
Salomon Smith Barney Inc.      Financial               2002       Internal Control for
125 Broad Street               Officer and                        Citigroup Asset
11th Floor                     Treasurer                          Management U.S. Mutual
New York, NY 10004                                                Fund Administration from
Age 40                                                            1999-2002; Vice President,
                                                                  Head of Mutual Fund
                                                                  Administration and
                                                                  Treasurer at Oppenheimer
                                                                  Capital from 1996-1999

Jeffrey J. Russell, CFA        Vice President and      Since      Managing Director of SSB          N/A              N/A
Salomon Smith Barney Inc.      Investment Officer      2001       and Investment Officer of
333 West 34 Street                                                SBFM
New York, NY 10001
Age 45

Richard A. Freeman, CFA        Vice President and      Since      Managing Director of SSB          N/A              N/A
Salomon Smith Barney Inc.      Investment Officer      2001       and Investment Officer of
333 West 34 Street                                                SBFM
New York, NY 10001
Age 49

Kaprel Ozsolak                 Controller              Since      Vice President of SSB             N/A              N/A
Salomon Smith Barney Inc.                              2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor             Secretary               Since      Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.                              1993       General Counsel and
300 First Stamford Place                                          Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

 24 Smith Barney Premier Selections Global Growth Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND



           DIRECTORS                    INVESTMENT MANAGER
           Paul R. Ades                 Smith Barney Fund
           Herbert Barg                   Management LLC
           Dwight B. Crane
           Frank G. Hubbard             DISTRIBUTORS
           Heath B. McLendon, Chairman  Salomon Smith Barney Inc.
           Jerome H. Miller             PFS Distributors, Inc.
           Ken Miller
                                        CUSTODIAN
           OFFICERS                     State Street Bank and
           Heath B. McLendon              Trust Company
           President and
           Chief Executive Officer      TRANSFER AGENT
                                        Travelers Bank & Trust, fsb.
           Lewis E. Daidone             125 Broad Street, 11th Floor
           Senior Vice President and    New York, New York 10004
           Chief Administrative Officer
                                        SUB-TRANSFER AGENTS
           Richard L. Peteka            PFPC Global Fund Services
           Chief Financial Officer      P.O. Box 9699
           and Treasurer                Providence, Rhode Island
                                        02940-9699
           Richard A. Freeman, CFA
           Vice President and           PFS Shareholder Services
           Investment Officer           3100 Breckinridge Blvd.
                                        Duluth, Georgia 30099
           Jeffrey J. Russell, CFA
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Premier Selections Global Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Premier Selections Global Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02327 6/02

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  APRIL 30, 2002



                                                      [LOGO]
[LOGO] Smith Barney                                 HANSBERGER
       Mutual Funds                                   GLOBAL
                                                  INVESTORS, INC.
Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney Hansberger Global Value Fund



The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers.

                     NASDAQ Symbol
                     -------------
Class A                  SGLAX
Class B                  SGLBX
Class L                  SGLCX


 WHAT'S INSIDE

Shareholder Letter................................  1

Historical Performance............................  5

Fund at a Glance..................................  7

Schedule of Investments...........................  8

Statement of Assets and Liabilities............... 11

Statement of Operations........................... 12

Statements of Changes in Net Assets............... 13

Notes to Financial Statements..................... 14

Financial Highlights.............................. 19

Independent Auditors' Report...................... 21

Additional Information............................ 22

Tax Information................................... 24

[PHOTO]

HEATH B. MCLENDON
Chairman
                         [PHOTO]

                         THOMAS L. HANSBERGER, CFA, CIC
                         Chairman and Chief Executive Officer Hansberger Global Investors, Inc.
Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Hansberger Global Value Fund ("Fund") for the period ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended April 30, 2002, the Fund's Class A shares, without sales charges, returned negative 7.61%. In comparison, the Morgan Stanley Capital International All Country World Free Index ("MSCI World Free Index")/1/ returned negative 12.87% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging markets issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, as well as warrants and rights relating to equity securities. We employ a "bottom-up"/2/ approach to security selection, focusing primarily on identifying individual securities that meet the Fund's value criteria. The Fund seeks to invest in companies that, in our opinion, have low share prices relative to their earnings, cash flow and/or net asset value.

Market and Portfolio Overview
The period has been a challenging environment for global equity markets. While we believe the most significant event to impact the global economy and equity markets was the tragedy of September 11 of last year, other events, including an uncertain economic environment in the U.S., integrity concerns about corporate governance and accounting practices, as well as a sharp fall in corporate profits, made for a difficult investment environment. Most of the world securities markets could not escape the massive pessimism that plagued the U.S. markets for most of the fiscal year. This was reflected in the performance of equity prices and that of the MSCI World Free Index.

As indicated in our semi-annual report last year, the Fund has maintained an overweight allocation vis-a-vis the MSCI World Free Index to economically sensitive issues, such as the materials, industrials and select areas of the information technology sectors for most of the period. This was in no way a call on the global economy; rather, it was the residual of rigorous "bottom up" fundamental company analysis. The Fund's investments in the materials and industrials sectors have delivered a positive U.S.-dollar return over the period and have considerably outperformed the benchmark's results. In our view, many companies in these sectors have benefited from increasing expectations of an improvement in global economic activity, as well as from low valuations, when compared to historical levels.


--------
1 The MSCI World Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

     1 Smith Barney Hansberger Global Value Fund  | 2002 Annual Report to
                                 Shareholders

Investments in the information technology sector have not fared as well, however. Many technology product and service companies have experienced weakness in revenues and earnings as their customers reduced spending in these areas. On the positive side, the Fund's information technology investments performed better than the overall information technology sector of the MSCI World Free Index. Notwithstanding the poor results of the past year, we are comfortable with the Fund's information technology holdings; they have tended to be equities of large-capitalization companies that are dominant in their respective businesses and were generally trading at a substantial discount to our assessment of their intrinsic value at the time of purchase. In our opinion, these companies will be among the first to recover when corporate spending on technology recovers.

A bright spot in an otherwise tough year has been the performance of the emerging market regions. We believe companies domiciled in the developing economies of the world have benefited from a combination of historically low valuations and an improved fundamental outlook. Many companies have reduced their costs and improved their balance sheets compared to the "bubble years" of the mid-to-late 1990's. We believe many of these companies are now well positioned to deliver strong earnings growth as global demand recovers. The market has already started to reflect the potential uplift in earnings of emerging market companies, with the asset class sharply outperforming the developed markets during the period. The Fund has maintained an average of a 7-8% investment allocation in emerging markets versus the MSCI World Free Index's average weight of 4.9% over the twelve-month period. In our opinion, this overweight allocation and what we consider to be superior stock selection in the emerging market areas contributed positively to the Fund's recent performance results.

Market Outlook
While we view the recent performance of the macro-economy in various parts of the world positively, we recognize the current challenges in the fragile global economic environment. Potential risks include:

    . Another shock to the U.S. or global economy (e.g., sizable corporate debacle or another "war-like" event in the aftermath of the current Middle East conflict), which could derail the fragile global economic recovery;

    . Lower economic growth in Europe if oil prices continue to rise and fears of inflation lead to an increase in interest rates by the European Central Bank; and

    . Further policy paralysis in Japan that causes the Japanese financial system to collapse; if an event were to occur that would cause defaults on debt, it would be a financial debacle that could equate to fifty times the size of Argentina's default on its debt. However, we believe that such a debacle would essentially be applicable to Japan's internal obligations -- not its external debt.

With these potential risk factors in mind, it is our belief that an upward-but-choppy path is ahead. We do not expect central banks to raise interest rates rapidly. Although we perceive that further monetary easing may not be likely or warranted anymore, an accommodating monetary policy is the most likely outcome for the next few months. Deflationary pressures are also unlikely to be a source of concern as modest increases in commodity prices, coupled with the effect of plant closures in many basic industries (aluminum, chemicals, copper, paper and steel) react to a gentle recovery in global demand. The seemingly positive attitude of global central banks, led by a sterling performance by the U.S. Federal Reserve Board, in assessing the overall situation in the global economy and not focusing purely on near-term monetary factors has, in our opinion, laid the groundwork for modest and sustainable economic growth. Global interest rates are likely to be marginally higher by the end of the calendar year, but in our view, they should not derail the economic recovery.

2 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

While we think that a benign environment for global equity markets is likely, in an effort to add to the performance of the Fund, our investing style continues to (1) focus on identifying value at the company and sector level and
(2) investing on those companies with sensible, sustainable, long-term businesses whose securities, in our opinion, are currently "mispriced" by the financial markets. Our disciplined investment style continues to lead us to evaluate potential opportunities that may lie a year or two ahead, rather than focus on the immediate and the popular desire to react to every piece of information for the short-term.

Given the valuations that we see in certain sectors and our belief that the global economy has stabilized, the Fund remains geared towards sectors that we feel may benefit from an increase in global Gross Domestic Product ("GDP")/3/ growth rates. There continues to be significant exposure in the Fund to companies in the industrials and materials sectors, which tend to be more cyclical. The Fund's holdings in emerging markets reflect our enthusiasm in investing in what we consider to be many well-managed and inexpensive companies that happen to be headquartered in countries outside of the "developed world." Moving forward, we believe there continues to be further upside potential in the developing stock markets and economies of the world.

An example of a new investment by the Fund that we think stands to benefit from an improvement in the global economy is Singapore Airlines Ltd. Singapore Airlines has consistently been one of the world's best performing airlines in terms of service, profitability and financial strength. Our research suggests the company is the dominant carrier for many Asian routes and, in our opinion, stands to benefit from an upturn in Asian business and leisure travel, as well as an improvement in the profitable long-haul trans-Pacific and Europe routes. The company's strong balance sheet is also a positive in an industry with high fixed costs and unpredictable demand patterns.

The Fund made its initial investment in the shares of Singapore Airlines in the fall of 2001 following a sharp decline in share prices for nearly all companies operating in the global airline industry. At the time of the purchase, we felt the company's valuations were extremely compelling with a single-digit price-to-earnings ("P/E") ratio/4/ and price-to-book ("P/B") value/5/ of less than one. In our opinion, this was a "bargain" for a best-in-class company. While the shares of the company have made a strong recovery from prior periods, we believe there appears to be considerable earnings potential as the Asian and global economies recover.

Following another difficult year, we remain positive on the prospects for global equities. As we have stated previously, the Fund's investments may not be immune to overall market weakness, but we believe that the Fund will be potentially rewarded by being positioned in what we consider to be well-managed companies in sectors that will likely benefit from moderate economic growth.

--------
3 GDP is the market value of goods and services produced by labor and property in a given country.
4 The P/E ratio is a stock's price divided by its earnings per share.
5 The P/B is a stock's price divided by the company's per-share book value.


3 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

We thank you for the confidence that you have placed in our firm and look forward to diligently serving your investment-management needs in the future.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman
                                        /s/ Thomas L. Hansberger
                                        Thomas L. Hansberger, CFA, CIC
                                        Chairman and Chief Executive Officer
                                        Hansberger Global Investors, Inc.

May 11, 2002

Please note that the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2002 and is subject to change.



4 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                Net Asset Value
                               -----------------
                               Beginning   End    Income      Total
Year Ended                      of Year  of Year Dividends Returns/(1)+/
------------------------------------------------------------------------
4/30/02                         $11.79   $10.86    $0.03       (7.61)%
----------------------------------------------------------------------
4/30/01                          13.14    11.79     0.02      (10.10)
----------------------------------------------------------------------
4/30/00                          12.00    13.14     0.03        9.75
----------------------------------------------------------------------
4/30/99                          12.99    12.00     0.12       (6.56)
----------------------------------------------------------------------
Inception* -- 4/30/98            11.40    12.99     0.02       14.13++
----------------------------------------------------------------------
Total                                              $0.22
----------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                Net Asset Value
                               -----------------
                               Beginning   End    Income      Total
Year Ended                      of Year  of Year Dividends Returns/(1)+/
------------------------------------------------------------------------
4/30/02                         $11.62   $10.66    $0.00       (8.26)%
----------------------------------------------------------------------
4/30/01                          13.03    11.62     0.00      (10.82)
----------------------------------------------------------------------
4/30/00                          11.97    13.03     0.00        8.86
----------------------------------------------------------------------
4/30/99                          12.96    11.97     0.04       (7.27)
----------------------------------------------------------------------
Inception* -- 4/30/98            11.40    12.96     0.02       13.87++
----------------------------------------------------------------------
Total                                              $0.06
----------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                Net Asset Value
                               -----------------
                               Beginning   End    Income      Total
Year Ended                      of Year  of Year Dividends Returns/(1)+/
------------------------------------------------------------------------
4/30/02                         $11.62   $10.65    $0.00       (8.35)%
----------------------------------------------------------------------
4/30/01                          13.02    11.62     0.00      (10.75)
----------------------------------------------------------------------
4/30/00                          11.97    13.02     0.00        8.77
----------------------------------------------------------------------
4/30/99                          12.96    11.97     0.04       (7.27)
----------------------------------------------------------------------
Inception* -- 4/30/98            11.40    12.96     0.02       13.87++
----------------------------------------------------------------------
Total                                              $0.06
----------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                                Net Asset Value
                               -----------------
                               Beginning   End    Income      Total
Year Ended                      of Year  of Year Dividends Returns/(1)+/
------------------------------------------------------------------------
4/30/02                         $11.81   $10.87    $0.09      (7.16)%
----------------------------------------------------------------------
4/30/01                          13.16    11.81     0.08      (9.64)
----------------------------------------------------------------------
4/30/00                          12.03    13.16     0.08      10.07
----------------------------------------------------------------------
4/30/99                          13.00    12.03     0.15      (6.17)
----------------------------------------------------------------------
Inception* -- 4/30/98            12.44    13.00     0.00       4.50++
----------------------------------------------------------------------
Total                                              $0.40
----------------------------------------------------------------------
It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


5 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+



                                   Without Sales Charges/(1)/
                               -----------------------------------
                               Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Year Ended 4/30/02              (7.61)%  (8.26)%  (8.35)%  (7.16)%
-----------------------------------------------------------------
Inception* through 4/30/02      (0.65)   (1.40)   (1.42)   (2.54)
-----------------------------------------------------------------

                                     With Sales Charges/(2)/
                               -----------------------------------
                               Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Year Ended 4/30/02             (12.23)% (12.85)% (10.19)%  (7.16)%
-----------------------------------------------------------------
Inception* through 4/30/02      (1.81)   (1.63)   (1.66)   (2.54)
-----------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                         Without Sales Charges/(1)/
-------------------------------------------------------------------
Class A (Inception* through 4/30/02)                    (2.79)%
-----------------------------------------------------------------
Class B (Inception* through 4/30/02)                    (5.96)
-----------------------------------------------------------------
Class L (Inception* through 4/30/02)                    (6.05)
-----------------------------------------------------------------
Class Y (Inception* through 4/30/02)                   (10.11)
-----------------------------------------------------------------
(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


6 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND AT A GLANCE (UNAUDITED)

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Hansberger Global Value Fund vs. MSCI All Country World Free Index+
--------------------------------------------------------------------------------
                          December 1997 -- April 2002

                  [CHART]

                Smith Barney     Smith Barney       Smith Barney
                Hansberger       Hansberger         Hansberger        MSCI All
                Global Value     Global Value       Global Value      Country
                Fund --          Fund --            Fund --           World
                Class A          Class B            Class L           Free
                Shares           Shares             Shares            Index
                -------          -------            -------           ------
Dec 19, 1997     9,500           10,000              9,896            10,000
Apr 1998        10,843           11,387             11,268            11,643
Apr 1999        10,131           10,559             10,449            13,399
Apr 2000        11,119           11,494             11,366            15,140
Apr 2001         9,996           10,250             10,144            11,832
Apr 30, 2002     9,235            9,297              9,310             9,256


+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30,2002. The Morgan Stanley Capital International All Country World Free Index ("MSCI All Country World Free Index") includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Portfolio's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               TOP TEN HOLDINGS*#


        1. Unisys Corp............................................. 2.6%
        2. HSBC Holdings PLC....................................... 2.2
        3. Electronic Data Systems Corp............................ 2.1
        4. International Business Machines Corp.................... 2.0
        5. Bank of America Corp.................................... 2.0
        6. The AES Corp............................................ 1.9
        7. Cemex S.A. de C.V. ADR.................................. 1.8
        8. Schlumberger Ltd........................................ 1.8
        9. Alstom.................................................. 1.8
       10. Unilever PLC............................................ 1.8
* All information is as of April 30, 2002. Please note that Portfolio holdings are subject to change.
# As a percentage of total stocks.
++As a percentage of total investments.

                            INVESTMENT ALLOCATION*++



[CHART]


North America         42.5%
South America          1.5%
Europe                35.2%
Asia/Pacific          18.9%
Repurchase Agreement   1.9%




7 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                             APRIL 30, 2002



  SHARES                        SECURITY                           VALUE
  ---------------------------------------------------------------------------
  STOCK -- 98.1%
  Brazil -- 1.5%
  103,000 Companhia Vale do Rio Doce ADR                       $    2,765,550
  ---------------------------------------------------------------------------
  Canada -- 0.6%
   32,000 Alcan Inc.                                                1,172,160
  ---------------------------------------------------------------------------
  China -- 1.3%
  738,000 China Mobile Ltd. (a)                                     2,417,718
  ---------------------------------------------------------------------------
  Finland -- 1.5%
  105,000 TietoEnator Oyj                                           2,628,413
  ---------------------------------------------------------------------------
  France -- 7.9%
  250,000 Alstom                                                    3,239,368
  125,000 Axa                                                       2,650,699
   12,000 Compagnie de Saint-Gobain                                 2,053,026
   15,500 Groupe Danone                                             2,051,675
   57,000 Suez S.A.                                                 1,696,312
   20,000 TotalFinaElf S.A.                                         3,029,113
  ---------------------------------------------------------------------------
                                                                   14,720,193
  ---------------------------------------------------------------------------
  Germany -- 2.2%
   32,000 E.ON AG                                                   1,665,760
   49,000 Volkswagen AG                                             2,425,389
  ---------------------------------------------------------------------------
                                                                    4,091,149
  ---------------------------------------------------------------------------
  Hong Kong -- 4.4%
  341,581 HSBC Holdings PLC                                         4,062,243
  360,600 Hutchinson Whampoa Ltd.                                   3,155,634
  260,000 Wing Hang Bank Ltd.                                         943,448
  ---------------------------------------------------------------------------
                                                                    8,161,325
  ---------------------------------------------------------------------------
  Italy -- 0.6%
   70,000 ENI S.p.A.                                                1,074,687
  ---------------------------------------------------------------------------
  Japan -- 8.2%
   52,300 LAWSON, INC.                                              1,445,370
   25,000 MABUCHI MOTOR CO., LTD.                                   2,448,328
  186,000 NEC Corp.                                                 1,433,498
  143,000 OMRON CORP.                                               2,150,761
   47,000 Promise Co., Ltd.                                         2,477,054
   19,000 ROHM CO., LTD.                                            2,832,509
   44,800 TDK CORP.                                                 2,441,322
  ---------------------------------------------------------------------------
                                                                   15,228,842
  ---------------------------------------------------------------------------
  Mexico -- 3.1%
  105,022 Cemex S.A. de C.V. ADR                                    3,329,197
   64,200 Telefonos de Mexico S.A. de C.V. ADR, Class L Shares      2,429,328
  ---------------------------------------------------------------------------
                                                                    5,758,525
  ---------------------------------------------------------------------------
  Netherlands -- 2.8%
   40,000 DSM N.V.                                                  1,778,569
   67,784 ING Groep N.V.                                            1,788,358
   79,500 Wolters Kluwer N.V.                                       1,610,680
  ---------------------------------------------------------------------------
                                                                    5,177,607
  ---------------------------------------------------------------------------
  Singapore -- 3.1%
  390,000 DBS Group Holdings Ltd.                                   3,012,497
  361,000 Singapore Airlines Ltd.                                   2,788,491
  ---------------------------------------------------------------------------
                                                                    5,800,988
  ---------------------------------------------------------------------------

                      See Notes to Financial Statements.


8 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   APRIL 30, 2002

        SHARES                  SECURITY                     VALUE
        ---------------------------------------------------------------
        South Korea -- 1.9%
         44,000 Kookmin Bank ADR                         $    2,046,000
         61,700 POSCO ADR                                     1,508,565
        ---------------------------------------------------------------
                                                              3,554,565
        ---------------------------------------------------------------
        Spain -- 2.9%
        283,000 Banco Santander Central Hispano S.A.          2,619,625
        253,959 Telefonica S.A.                               2,716,687
        ---------------------------------------------------------------
                                                              5,336,312
        ---------------------------------------------------------------
        Sweden -- 0.9%
         95,000 Electrolux AB, Series B Shares                1,578,717
        ---------------------------------------------------------------
        Switzerland -- 6.6%
         11,800 Nestle S.A., Registered B Shares              2,786,915
         64,000 Novartis AG                                   2,681,713
         36,000 Roche Holding AG                              2,725,002
          8,700 Swisscom AG                                   2,593,932
          6,000 Zurich Financial Services AG                  1,394,876
        ---------------------------------------------------------------
                                                             12,182,438
        ---------------------------------------------------------------
        United Kingdom -- 9.8%
        194,000 Amersham PLC                                  1,869,270
        272,000 GUS PLC                                       2,472,259
        533,435 Kingfisher PLC                                2,979,802
        176,000 Lloyds TSB Group PLC                          2,022,694
        958,352 Rolls-Royce PLC                               2,652,280
        244,776 Standard Chartered PLC                        3,012,770
        350,000 Unilever PLC                                  3,201,608
        ---------------------------------------------------------------
                                                             18,210,683
        ---------------------------------------------------------------
        United States -- 38.8%
        425,000 The AES Corp. (a)                             3,408,500
         80,000 Albertson's Inc.                              2,683,200
        135,000 Applied Biosystems Group - Applera Corp.      2,311,200
        164,000 AT&T Wireless Services Inc. (a)               1,467,800
         50,300 Bank of America Corp.                         3,645,744
         45,000 Bristol-Myers Squibb Co.                      1,296,000
         50,000 Caterpillar, Inc.                             2,731,000
         65,000 Deere & Co.                                   2,909,400
         71,000 Electronic Data Systems Corp.                 3,852,460
         35,000 FedEx Corp. (a)                               1,808,450
        223,300 The Gap, Inc.                                 3,150,763
         81,416 Georgia-Pacific Corp.                         2,359,436
        125,000 Halliburton Co.                               2,123,750
         44,000 International Business Machines Corp.         3,685,440
         87,200 J.P. Morgan Chase & Co.                       3,060,720
        104,000 McDonald's Corp.                              2,953,600
         40,000 Merrill Lynch & Co., Inc.                     1,677,600
         83,000 MetLife, Inc.                                 2,833,620
         55,300 Microsoft Corp. (a)                           2,889,978
         45,600 NCR Corp. (a)                                 1,772,016
         73,000 Pharmacia Corp.                               3,009,790
         60,000 Schlumberger Ltd.                             3,285,000
        350,000 Unisys Corp. (a)                              4,725,000

                      See Notes to Financial Statements.


9 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 APRIL 30, 2002


  SHARES                       SECURITY                          VALUE
-------------------------------------------------------------------------------
United States -- 38.8% (continued)
    70,740 Verizon Communications Inc.                        $  2,837,381
   125,000 The Walt Disney Co.                                   2,897,500
    44,400 Wyeth                                                 2,530,800
-------------------------------------------------------------------------------
                                                                71,906,148
-------------------------------------------------------------------------------
           TOTAL STOCK (Cost -- $177,906,466)                  181,766,020
-------------------------------------------------------------------------------

   FACE
  AMOUNT                       SECURITY                          VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
$3,585,000 State Street Corp., 1.830% due 5/1/02: Proceeds
             at maturity -- $3,585,182; (Fully
             collateralized by U.S. Treasury Notes, 3.625%
             due 3/31/04; Market value -- $3,660,725) (Cost
             -- $3,585,000)                                      3,585,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $181,491,466*)  $185,351,020
-------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


     10 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                 APRIL 30, 2002

ASSETS:
   Investments, at value (Cost -- $181,491,466)                                   $185,351,020
   Foreign currency, at value (Cost -- $82,746)                                         84,345
   Dividends and interest receivable                                                 1,065,638
   Receivable for Fund shares sold                                                      17,336
-----------------------------------------------------------------------------------------------
   Total Assets                                                                    186,518,339
-----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                    361,014
   Management fee payable                                                              262,109
   Payable to bank                                                                      55,306
   Payable for Fund shares purchased                                                     8,837
   Distribution fees payable                                                             7,340
   Accrued expenses                                                                    114,194
-----------------------------------------------------------------------------------------------
   Total Liabilities                                                                   808,800
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $185,709,539
-----------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                    $     17,122
   Capital paid in excess of par value                                             212,946,786
   Undistributed net investment income                                                 416,211
   Accumulated net realized loss on security transactions and foreign currencies   (31,538,917)
   Net unrealized appreciation of investments and foreign currencies                 3,868,337
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $185,709,539
-----------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                             709,568
-------------------------------------------------------------------------------------------
   Class B                                                                           1,313,135
-------------------------------------------------------------------------------------------
   Class L                                                                             439,457
-------------------------------------------------------------------------------------------
   Class Y                                                                          14,659,646
-------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                       $10.86
-------------------------------------------------------------------------------------------
   Class B *                                                                            $10.66
-------------------------------------------------------------------------------------------
   Class L **                                                                           $10.65
-------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                       $10.87
-------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                    $11.43
-------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                    $10.76
-----------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


     11 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS  FOR THE YEAR ENDED APRIL 30, 2002


INVESTMENT INCOME:
   Dividends                                                    $  3,868,847
   Interest                                                          155,371
   Less: Foreign withholding tax                                    (290,122)
-----------------------------------------------------------------------------
   Total Investment Income                                         3,734,096
-----------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                         1,813,696
   Distribution fees (Note 2)                                        233,290
   Shareholder and system servicing fees                              58,119
   Custody                                                            52,273
   Shareholder communications                                         42,978
   Audit and legal                                                    36,097
   Registration fees                                                  28,165
   Directors' fees                                                    15,480
   Other                                                              16,594
-----------------------------------------------------------------------------
   Total Expenses                                                  2,296,692
-----------------------------------------------------------------------------
Net Investment Income                                              1,437,404
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Loss From:
     Security transactions (excluding short-term securities)      (5,990,938)
     Foreign currency transactions                                  (197,973)
-----------------------------------------------------------------------------
   Net Realized Loss                                              (6,188,911)
-----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments From:
     Security transactions                                       (10,854,580)
     Foreign currency transactions                                    26,277
-----------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                       (10,828,303)
-----------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                   (17,017,214)
-----------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(15,579,810)
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.


     12 Smith Barney Hansberger Global Value Fund  | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED APRIL 30,


                                                       2002           2001
-------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                           $  1,437,404  $   1,416,505
   Net realized loss                                 (6,188,911)   (17,043,523)
   Decrease in net unrealized appreciation          (10,828,303)    (8,035,932)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Operations           (15,579,810)   (23,662,950)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (1,399,646)    (1,321,238)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                    (1,399,646)    (1,321,238)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                  24,128,595    158,944,573
   Net asset value of shares issued in connection
     with the transfer of Smith Barney
     Hansberger Global Small Cap Value Fund's net
     assets (Note 9)                                         --      7,877,684
   Net asset value of shares issued for
     reinvestment of dividends                           22,284         24,106
   Cost of shares reacquired                        (39,108,212)  (168,586,505)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
     Transactions                                   (14,957,333)    (1,740,142)
-------------------------------------------------------------------------------
Decrease in Net Assets                              (31,936,789)   (26,724,330)
NET ASSETS:
   Beginning of year                                217,646,328    244,370,658
-------------------------------------------------------------------------------
   End of year*                                    $185,709,539  $ 217,646,328
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:     $416,211       $426,035
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     13 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund ("Portfolio") is separate investment portfolio of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determine the existence of a dividend declaration after exercising reasonable due diligence;
(h) direct expenses are charged to each class; management fee and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (l) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.95% of the average daily net assets. This fee is calculated daily and paid monthly.


     14 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

SBFM has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. SBFM pays Hansberger a fee of 0.50% of the average daily net assets of the Portfolio, for the services Hansberger provides as sub-investment adviser. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended April 30, 2002, the Portfolio paid transfer agent fees of $29,728 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the year ended April 30, 2002, SSB and its affiliates received brokerage commissions of $9,972.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2002, CDSC's paid to SSB and sales charges received by SSB were approximately:

                                    Class A Class B Class L
-----------------------------------------------------------
CDSCs                               $4,000  $40,000     --
-----------------------------------------------------------
Sales charges                        4,000       -- $3,000
-----------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended April 30, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                Class A Class B  Class L
--------------------------------------------------------
Distribution Plan Fees          $21,964 $161,158 $50,168
--------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------
Purchases                 $78,838,162
-------------------------------------
Sales                      90,820,332
-------------------------------------



     15 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

At April 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $ 21,419,907
Gross unrealized depreciation                (17,560,353)
---------------------------------------------------------
Net unrealized appreciation                 $  3,859,554
---------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, the Portfolio did not hold any futures contracts.


     16 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

6. Concentration of Risk

The Portfolio's investments in foreign securities may involve risks not present in domestic investments.

Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2002, the Portfolio did not have any securities on loan.

8. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $31,539,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Portfolio is indicated below. Expiration occurs on April 30 of the year indicated:

                                             2006      2007       2008       2010
-------------------------------------------------------------------------------------
Carryforward Amounts                       $547,000 $1,489,000 $3,985,000 $25,518,000
-------------------------------------------------------------------------------------

9. Transfer of Net Assets

On December 1, 2000, the Portfolio acquired the assets and certain liabilities of the Smith Barney Hansberger Global Small Cap Value Fund pursuant to a plan of reorganization approved by Smith Barney Hansberger Global Small Cap Value Fund shareholders on December 1, 2000. Total shares issued by the Portfolio and the total net assets of the Smith Barney Hansberger Global Small Cap Value Fund and the Portfolio on the date of transfer were as follows:

                                                                                       Total Net Assets
                                                                                      of the Smith Barney
                                                                                       Hansberger Global
                                                                      Shares Issued     Small Cap Value   Total Net Assets
Acquired Fund                                                        by the Portfolio        Fund         of the Portfolio
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Hansberger Global Small Cap Value Fund                      672,129          $7,877,684        $218,420,956
--------------------------------------------------------------------------------------------------------------------------

The total net assets of the Smith Barney Hansberger Global Small Cap Value Fund before acquisition included unrealized depreciation of $1,955,207, accumulated net realized loss of $5,143,033 and undistributed net investment loss of $13. Total net assets of the Portfolio immediately after the transfer were $226,298,640. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

     17 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

10.Capital Shares

At April 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for the
Portfolio:

                            Class A     Class B    Class L     Class Y
-------------------------------------------------------------------------
Total Paid-in Capital      $9,183,198 $17,547,276 $5,752,477 $180,480,957
-------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                               Year Ended                 Year Ended
                                                             April 30, 2002             April 30, 2001
                                                        ------------------------  --------------------------
                                                          Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              2,087,068  $ 21,297,374   10,211,510  $ 128,447,995
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 9)                     --            --      134,449      1,580,626
Shares issued on reinvestment                                2,067        22,284        1,984         24,106
Shares reacquired                                       (2,258,920)  (23,379,159) (10,864,771)  (136,895,696)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                              (169,785) $ (2,059,501)    (516,828) $  (6,842,969)
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                 42,327  $    446,419       54,244  $     653,681
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 9)                     --            --      197,367      2,290,051
Shares issued on reinvestment                                   --            --           --             --
Shares reacquired                                         (490,881)   (5,242,777)    (948,199)   (11,548,100)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                              (448,554) $ (4,796,358)    (696,588) $  (8,604,368)
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                 56,799  $    611,385    1,258,010  $  15,298,827
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 9)                     --            --       52,487        608,501
Shares issued on reinvestment                                   --            --           --             --
Shares reacquired                                         (141,803)   (1,519,724)  (1,468,236)   (17,873,874)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                               (85,004) $   (908,339)    (157,739) $  (1,966,546)
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                166,587  $  1,773,417    1,142,636  $  14,544,070
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 9)                     --            --      287,826      3,398,506
Shares issued on reinvestment                                   --            --           --             --
Shares reacquired                                         (812,006)   (8,966,552)    (191,719)    (2,268,835)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   (645,419) $ (7,193,135)   1,238,743  $  15,673,741
-------------------------------------------------------------------------------------------------------------

     18 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $11.79    $13.14    $12.00    $12.99    $11.40
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                 0.04      0.05      0.06      0.37      0.05
 Net realized and unrealized gain (loss)   (0.94)    (1.38)     1.11     (1.24)     1.56
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.90)    (1.33)     1.17     (0.87)     1.61
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.03)    (0.02)    (0.03)    (0.12)    (0.02)
-------------------------------------------------------------------------------------------
Total Distributions                        (0.03)    (0.02)    (0.03)    (0.12)    (0.02)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.86    $11.79    $13.14    $12.00    $12.99
-------------------------------------------------------------------------------------------
Total Return                               (7.61)%  (10.10)%    9.75%    (6.56)%   14.13%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $7,704   $10,367   $18,339   $16,974   $27,478
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(3)/                              1.56%     1.49%     1.42%     1.55%     1.71%+
 Net investment income                      0.35      0.39      0.48      3.42      1.25+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       43%      74 %       50%       28%        1%
-------------------------------------------------------------------------------------------

Class B Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $11.62    $13.03    $11.97    $12.96    $11.40
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(3)/         (0.04)    (0.05)    (0.04)     0.29      0.02
 Net realized and unrealized gain (loss)   (0.92)    (1.36)     1.10     (1.24)     1.56
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.96)    (1.41)     1.06     (0.95)     1.58
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --        --        --     (0.04)    (0.02)
-------------------------------------------------------------------------------------------
Total Distributions                           --        --        --     (0.04)    (0.02)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.66    $11.62    $13.03    $11.97    $12.96
-------------------------------------------------------------------------------------------
Total Return                               (8.26)%  (10.82)%    8.86%    (7.27)%   13.87%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $13,993   $20,476   $32,024   $33,316   $45,526
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(3)/                              2.31%     2.29%     2.19%     2.30%     2.48%+
 Net investment income (loss)              (0.33)    (0.39)    (0.32)     2.66      0.52+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       43%       74%       50%       28%        1%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from December 19, 1997 (inception date) to April 30, 1998.
(3)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratios would have been as follows:

               Net Investment Income   Expense Ratios
                Per Share Decreases  Without Fee Waivers
                ------------------   -------------------
                       1998                 1998
                       ----                 ----
Class A Shares         $0.01                2.09%
Class B Shares          0.01                2.87

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

     19 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                           2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)(2)/ 1998/(3)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.62     $13.02     $11.97     $12.96      $11.40
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(4)/          (0.04)     (0.05)     (0.04)      0.29        0.02
 Net realized and unrealized gain (loss)    (0.93)     (1.35)      1.09      (1.24)       1.56
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.97)     (1.40)      1.05      (0.95)       1.58
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --         --      (0.04)      (0.02)
-------------------------------------------------------------------------------------------------
Total Distributions                            --         --         --      (0.04)      (0.02)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.65     $11.62     $13.02     $11.97      $12.96
-------------------------------------------------------------------------------------------------
Total Return                                (8.35)%   (10.75)%     8.77%     (7.27)%     13.87%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $4,680     $6,094     $8,886     $8,725     $11,060
-------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                               2.35%      2.29%      2.21%      2.30%       2.49%+
 Net investment income (loss)               (0.37)     (0.44)     (0.34)      2.67        0.42+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        43%        74%        50%        28%          1%
-------------------------------------------------------------------------------------------------

Class Y Shares                           2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/   1998/(5)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.81     $13.16     $12.03     $13.00      $12.44
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                  0.10       0.10       0.11       0.40        0.00*
 Net realized and unrealized gain (loss)    (0.95)     (1.37)      1.10      (1.22)       0.56
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.85)     (1.27)      1.21      (0.82)       0.56
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.09)     (0.08)     (0.08)     (0.15)         --
-------------------------------------------------------------------------------------------------
Total Distributions                         (0.09)     (0.08)     (0.08)     (0.15)         --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.87     $11.81     $13.16     $12.03      $13.00
-------------------------------------------------------------------------------------------------
Total Return                                (7.16)%    (9.64)%    10.07%     (6.17)%      4.50%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $159,333   $180,709   $185,122   $159,574     $56,414
-------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                               1.04%      1.06%      1.06%      1.10%       1.47%+
 Net investment income                       0.92       0.81       0.81       3.73        1.83+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        43%        74%        50%        28%          1%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decreases in net investment income would have been $0.01 and $0.00*, and the actual annualized expense ratios would have been 2.88% and 1.85%, for Class L and Y shares, respectively.
(5)For the period from March 10, 1998 (inception date) to April 30, 1998.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


     20 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Hansberger Global Value Fund ("Portfolio") of Smith Barney Investment Funds Inc. ("Fund") as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
June 12, 2002

     21 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Hansberger Global Value Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                            Number of
                                                                                           Investment
                                        Term of                                             Companies
                                      Office* and                Principal                 in the Fund     Other
                          Position(s)  Length of               Occupation(s)                 Complex   Directorships
                           Held with     Time                   During Past                 Overseen      Held by
Name, Address and Age        Fund       Served                  Five Years                 by Director   Director
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Paul Ades                 Director       Since    Law Firm of Paul R. Ades PLLC;                5          None
Paul R. Ades, PLLC                        1994    Partner in Law Firm of Murov &
181 West Main Street,                             Ades, Esq.
 Suite C
Babylon, NY 11702
Age 61

Herbert Barg              Director       Since    Retired                                      16          None
1460 Drayton Lane                         1994
Wynewood, PA 19096
Age 78

Dwight B. Crane           Director       Since    Professor Harvard Business School            23          None
Harvard Business School                   1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard          Director       Since    President of Avatar International, Inc.;      5          None
Avatar International,                     1993    Partner S&S Industries
 Inc.
87 Whittredge Road
Summit, NJ 07901
Age 64

Jerome H. Miller          Director       Since    Retired                                       5          None
27 Hemlock Road                           1998
Manhasset, NY 11030
Age 63

Ken Miller                Director       Since    President of Young Stuff                      5          None
Young Stuff Apparel                       1994    Apparel Group Inc.
 Group Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60

INTERESTED DIRECTORS:

Heath B. McLendon         Chairman,      Since    Managing Director of Salomon Smith           74          None
Salomon Smith Barney Inc. President/      1993    Barney Inc. ("SSB"); President and
125 Broad Street, 9th     Chief                   Director of Smith Barney Fund
 Floor                    Executive               Management LLC ("SBFM") and
New York, NY 10004        Officer                 Travelers Investment Adviser, Inc.
Age 68                                            ("TIA"); Director of The Travelers
                                                  Investment Management Company.

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

     22 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

                                                                                              Number of
                                                                                             Investment
                                                     Term of                                  Companies
                                                    Office and           Principal           in the Fund     Other
                                      Position(s)   Length of          Occupation(s)           Complex   Directorships
                                       Held with       Time             During Past           Overseen      Held by
Name, Address and Age                    Fund         Served            Five Years           by Director   Director
----------------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone                    Senior Vice       Since    Managing Director of SSB;         N/A          N/A
Salomon Smith Barney Inc.           President and      1993    Chief Financial Officer of
125 Broad Street, 11th Floor        Chief                      Smith Barney Mutual Funds;
New York, NY 10004                  Administrative             Director and Senior Vice
Age 44                              Officer                    President of SBFM and TIA

Richard L. Peteka                   Chief Financial   Since    Director and Head of Internal     N/A          N/A
Salomon Smith Barney Inc.           Officer and       2002     Control for Citigroup Asset
125 Broad Street, 11th Floor        Treasurer                  Management U.S. Mutual
New York, NY 10004                                             Fund Administration from
Age 40                                                         1999-2002; Vice President,
                                                               Head of Mutual Fund
                                                               Administration and Treasurer
                                                               at Oppenheimer Capital from
                                                               1996-1999

Kaprel Ozsolak                      Controller        Since    Vice President of SSB             N/A          N/A
Salomon Smith Barney Inc.                             2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                  Secretary         Since    Managing Director of SSB;         N/A          N/A
Salomon Smith Barney Inc.                              1993    General Counsel and
300 First Stamford Place, 4th Floor                            Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

     23 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended April 30, 2002:

    . A corporate dividend received deduction of 61.49%.

    . The total foreign sourced income received by the Portfolio was $0.1635 per share (or a total amount of $2,799,878). The total amount of foreign taxes paid by the Portfolio was $0.0169 per share (or a total amount of $290,122).

     24 Smith Barney Hansberger Global Value Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND



         DIRECTORS                   INVESTMENT MANAGER
         Paul R. Ades                Smith Barney Fund Management LLC
         Herbert Barg
         Dwight B. Crane             SUB-INVESTMENT ADVISER
         Frank Hubbard               Hansberger Global Investors, Inc.
         Heath B. McLendon, Chairman
         Jerome Miller               DISTRIBUTOR
         Ken Miller                  Salomon Smith Barney Inc.

         OFFICERS                    CUSTODIAN
         Heath B. McLendon           J.P. Morgan Chase & Co.
         President and
         Chief Executive Officer     TRANSFER AGENT
                                     Travelers Bank & Trust, fsb.
         Lewis E. Daidone            125 Broad Street, 11th Floor
         Senior Vice President       New York, New York 10004
         and Chief Administrative
         Officer                     SUB-TRANSFER AGENT
                                     PFPC Global Fund Services
         Richard L. Peteka           P.O. Box 9699
         Chief Financial Officer     Providence, Rhode Island
         and Treasurer               02940-9699

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Hansberger Global Value Fund



 This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01490 6/02